UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Jackson Financial Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

JACKSON®

2023

Proxy Statement and Notice of Annual Meeting of Shareholders

FINANCIAL FREEDOM FOR LIFE

Letter From Our Independent Chairman
April 4, 2023

Dear fellow shareholders,
I am proud of the solid foundation that has been established in Jackson Financial Inc.’s (“Jackson”) first full year as an independent public company. Although we experienced challenging equity markets throughout 2022, which were only partially offset by the rise in interest rates, Jackson was still able to meet or exceed each of our four key financial targets for the year — capital return to shareholders, holding company liquidity, risk-based capital (RBC) ratio, and total financial leverage. We were able to accomplish this by executing on our strategy, understanding and respecting our associates and customers, and focusing on limiting risk while delivering value to shareholders.

The Company’s culture and core values of Empower, Execute, Respect and Create remain strongly aligned with its business strategy. These values come to life in the ways associates execute against Jackson’s focused strategy to drive growth and meet our customers’ needs for protected retirement solutions. We continue to improve the understanding of the value annuities can offer as part of a holistic retirement portfolio and seek innovative ways to increase access to our products through product and distribution expansion and diversification. It is through these efforts that we will further our purpose of helping Americans achieve financial freedom for life.
Jackson maintained a balanced approach to capital management and further built our track record of consistent capital return to shareholders, including $482 million returned in 2022 through a combination of dividends and share repurchases. We remain confident in our ability to generate capital and have established a capital return target range of $450-$550 million for 2023. In February 2023, we announced a nearly 13% increase to our first quarter dividend over the prior year level, raising it to $0.62 per common share, and the Board authorized an additional $450 million to our existing share repurchase program. As we look to the future and our strategy evolves, we will continue to seek opportunities to utilize capital to reinvest in the growth of our business.
The combination of diverse perspectives and depth of experience brought to the Board by our Directors proved constructive in our first full year as we addressed key issues of oversight for the Company on your behalf. We conducted a detailed process to review, update and enhance our governance structure and documents, including the adoption of a majority voting standard for uncontested director elections. Further, as part of our commitment to reducing risk through good environmental, social and governance (ESG) practices, we published Jackson’s first annual ESG Report in May 2022, with full Sustainability Accounting Standards Board (SASB) disclosures.
The Compensation Committee continued the evolution of Jackson’s executive compensation program to maintain its pay-for-performance focus while transitioning from a UK-based compensation structure to one that is in line with U.S. public company standards. The new pay mix emphasizes long-term equity incentive compensation to further align executives’ interests with those of long-term shareholders.
We conducted our first annual Board and Committee self-assessments, allowing us to identify where strengths and opportunities exist and look for ways to serve all our stakeholders at the highest levels.
Importantly, Jackson supports its associates in many ways, including through competitive compensation and a benefits package that is consistently rated highly by associates. Our associates are the driving force behind Jackson’s long-standing history of giving back to local communities where they live and work through volunteerism, nonprofit board service and charitable giving. In alignment with our overall corporate mission, our approach to supporting nonprofits strengthens families in need, creates economic opportunities for individuals and ultimately supports financial well-being.
In 2022, we continued our focus on engaging with you, our shareholders. Our investor relations team led more than 60 meetings with over 50 investors representing approximately half of our shares outstanding. I enjoyed engaging with many of you over the course of the year and appreciate your willingness to share your perspectives and key priorities. I can assure you that the Board takes your views into account as we perform our oversight function. I also hope these conversations helped further our investors’ understanding of Jackson’s value proposition within the industry and to its shareholders.
2023 PROXY STATEMENT

On behalf of the Board of Directors, I look forward to engaging with you in the months ahead and encourage your participation at our Annual Meeting of Shareholders on May 19, 2023.
Thank you for your support and confidence in Jackson.
Steven A. Kandarian
Independent Chair of the Board of Directors
Jackson Financial Inc.
2023 PROXY STATEMENT

Notice of 2023 Annual Meeting of Shareholders
Date, Time, and Place:	Record Date:
May 19, 2023 11:00 A.M. Eastern Daylight Time (“EDT”) 1 Corporate Way Lansing, Michigan 48951 517-381-5500	March 24, 2023
Items of Business and Board Voting Recommendation:
1.	Election of nine Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2023	FOR
3.	Advisory Vote to approve executive compensation	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof. As of the date of this proxy statement, we have not received notice of any such matters.
Please cast your votes by one of the following methods:
INTERNET	TELEPHONE	MAIL

www.proxyvote.com up until 11:59 p.m. EDT May 18, 2023	1-800-690-6903 up until 11:59 p.m. EDT on May 18, 2023	Mark, sign, and date your proxy card and return it in the pre-addressed, postage-paid envelope we have provided
For specific instructions on voting, please refer to Questions and Answers-Voting Information.
Attendance at the Annual Meeting of Shareholders
Your vote is important to us. Even if you plan to attend the annual meeting, we urge you to vote as soon as possible. You may vote your shares in person, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.
By order of the Board of Directors.
Andrea Goodrich
Senior Vice President, Corporate Secretary
2023 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2023
This Notice of Annual Meeting, Proxy Statement and Form of Proxy, and our 2022 Annual Report on Form 10-K are available under Financials in the investor relations section of our website at investors.jackson.com/financials/sec-filings and may be obtained free of charge upon written request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, Michigan 48951.
2023 PROXY STATEMENT

1	Proxy Statement Summary
2	The Jackson Difference
6	Our Director Nominees
6	Shareholder Engagement Highlights
7	Corporate Governance Practices
8	Executive Compensation
8	2022 Pay Mix
9	Proposal 1 — Election of Directors
11	Our Director Nominees
22	Corporate Governance
23	Corporate Governance Highlights
23	Building our Board of Directors
25	Annual Election of Directors
26	Leadership Structure and Board Oversight
26 Leadership Structure
27 Board Oversight
27 Selected Areas of Board Oversight
28 Selected Areas of Committee Oversight of Risk
31	Board and Committee Meetings and Committee Responsibilities
31	Our Board Committees
33	Engagement
33 Active Shareholder Engagement Informs Our Board
34 Communication with the Board
35	Non-Employee Director Compensation
35 2022 Annual Director Compensation
36 Board Chair Compensation
36 2022 Director Compensation Table
37 Directors’ Stock Ownership Guidelines
38	Security Ownership
38 Security Ownership of Certain Beneficial Owners
40 Security Ownership of Directors and Management
41	Environmental, Social, and Governance
41 A Balanced Approach to ESG
41 Board Oversight and ESG Working Group
41 ESG Reporting
42 Environmental
42 Social
42 Governance
44	Proposal 2 — Ratification of Independent Auditor
45 Pre-Approval Policy for Audit and Non-Audit Services
45 Audit Fees, Audit-Related Fees and All Other Fees
46 Report of the Audit Committee
47	Proposal 3 — Say-on-Pay
2023 PROXY STATEMENT

Table of Contents (continued)
48	Compensation Discussion and Analysis
48 Executive Summary
49 Compensation Philosophy
50 Our Compensation and Governance Practices
51 Compensation Peer Group
52 Elements of Our Executive Compensation Program
59 Report of the Compensation Committee
60	Executive Compensation Tables
60 Summary Compensation Table
62 Grants of Plan Based Awards for Fiscal Year 2022
64 Outstanding Equity Awards at Fiscal Year End 2022
68 Option Exercises and Stock Vested
68 Fiscal Year 2022 Nonqualified Deferred Compensation Plan
69 Potential Payments Upon Termination or Change in Control
73	CEO Pay Ratio
73 Median Employee Identification Process
73 Calculation of the Pay Ratio
74	Pay versus Performance
78	Transparency
78 Governance Documents
78 Political Activity
78 Code of Conduct and Business Ethics / Code of Financial Ethics
78 Hedging and Pledging Prohibition
78 Director Independence Analysis
79 Certain Relationships and Related Persons Transactions
82 Delinquent Section 16(a) Reports
83	Questions and Answers
86	Information not Incorporated into this Proxy Statement
A-1	Appendix A — Definitions and Non-GAAP Financial Measures
2023 PROXY STATEMENT

Forward Looking Statements and Non-GAAP Financial Measures
This proxy statement may contain “forward-looking statements,” which generally may be identified by the use of words such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar words and phrases. Forward-looking statements should not be read as guarantees of future performance, are subject to assumptions, and are inherently susceptible to risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those statements. Our 2022 Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, which are also available in the investor relations section of our website at investors.jackson.com/financials/sec-filings, include additional factors that could cause actual results and outcomes to differ materially from those reflected in those forward-looking statements. There can be no assurance that management’s expectations, beliefs, projections or targets will be achieved or accomplished. Any forward-looking statements reflect our views and assumptions as of the date of this proxy statement, and we disclaim any obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.
Certain financial data included in this proxy statement consists of non-GAAP (Generally Accepted Accounting Principles) financial measures. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the “Definitions and Non-GAAP Financial Measures” Appendix of this proxy statement.
Certain financial data included in this proxy statement consists of statutory accounting principles financial measures. These measures are included in or derived from Jackson National Life Insurance Company’s annual and/or quarterly statements filed with the Michigan Department of Insurance and Financial Services and available on our website at investors.jackson.com/financials/statutory-filings.
2023 PROXY STATEMENT

Proxy Statement
This proxy statement contains information about the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Jackson Financial Inc. (the “Company”, “Jackson”, “JFI”, “we”, and “our”). The Company is providing proxy materials to solicit proxies on behalf of Jackson’s Board of Directors (the “Board of Directors” or the “Board”). We are sending certain shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) on or about April 4, 2023. The Notice includes instructions on how to access the proxy statement, 2022 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 4, 2023. See the Question and Answers section of this proxy statement for additional information.
2023 PROXY STATEMENT

Proxy Statement Summary
Proxy Statement Summary
This proxy statement summary is intended to provide a broad overview of information contained elsewhere in this proxy statement and our 2022 Annual Report to Shareholders (“Annual Report”) and does not contain all the information you should consider when casting your vote. Please carefully review the entire proxy statement and Annual Report before voting.
2023 Annual Meeting of Shareholders:
Date, Time, and Place:	Record Date:
May 19, 2023 11:00 A.M. EDT 1 Corporate Way Lansing, Michigan 48951 517-381-5500	March 24, 2023
Meeting Agenda and Voting Matters
Proposal		Board’s Voting Recommendation
1.	Election of nine Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2023	FOR
3.	Advisory Vote to approve executive compensation	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof.
2023 PROXY STATEMENT	1

The Jackson Difference
The Jackson Difference
We Are A Leading U.S. Retirement Services Provider

Jackson is a leading U.S. retirement services provider committed to reducing the complexity of retirement planning. Our range of nationwide commission and advisory-based annuities has made us one of the largest retail annuity companies in the United States as determined by sales. Founded in 1961, Jackson became an independent, public company in September 2021 following our separation from Prudential plc and listing on the New York Stock Exchange. In 2022, we were named a Fortune 500 company and as of year-end 2022 are one of 51 companies on the list led by a female chief executive officer.

We Are Guided by Our Purpose and Values
Jackson is committed to helping people achieve financial freedom so they can live the lives they want. Our corporate values of Empower, Execute, Respect, and Create guide our associate practices and decisions to build on our strong legacy.
We Are Primed for Sustainable Growth
As demand for new sources of retirement income increases and an aging U.S. population transitions into retirement, the core strengths that will enable us to maintain and grow our market leadership include:
•
Differentiated products and well-known brand among advisors

•
Industry-leading, diverse, and proven distribution capabilities

•
Award-winning customer service and scalable operating platform

•
High-quality investment management

•
Attractive financial profile with a strong risk-management culture

2	2023 PROXY STATEMENT

The Jackson Difference
We Achieved Our Key Financial Targets and Maintain a Healthy Balance Sheet
Our financial performance in 2022 reinforced our proven ability to successfully navigate market stresses. We generated strong sales in the attractive RILA market, maintained robust levels of excess cash at the holding company, and our financial leverage was below our target range. Our healthy balance sheet enables the ongoing execution of our balanced capital management strategy, including our continuing commitment to returning capital to shareholders.
2022 Key Financial Targets
(1)
Adjusted RBC ratio reflects the capital requirements of Jackson National Life Insurance Company and its subsidiaries, adjusted to include cash and highly liquid securities at Jackson Financial Inc. in excess of our target minimum.

(2)
See the Appendix for the non-GAAP financial measures, definitions and reconciliations to the most comparable GAAP measures.

Other Financial Highlights
YEAR ENDED DECEMBER 31
2022
(in millions)
Assets Under Management (“AUM”)	$290,549
Net income (loss) attributable to JFI	$5,697
Pretax Adjusted Operating Earnings(1)	$1,632
Return on Equity (“ROE”)	60.7%
Adjusted Operating ROE(1)	13.2%

(1)
Please refer to Appendix A for an explanation of “Pretax Adjusted Operating Earnings” and “Adjusted Operating ROE” and a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

2023 PROXY STATEMENT	3

The Jackson Difference
Building a Track Record of Consistent Capital Return

$743m
August 6, 2021
JFI establishes capital return target prior to its spin off — $325-$425m in the first 12 months as a public company.
September 20, 2021
JFI Class A common stock begins "regular way" trading under the ticker symbol "JXN" on the NYSE.
November 9, 2021
JFI announces 4Q21 $0.50 per share dividend and $300m share repurchase authorization.
December 13, 2021
JFI announces $125m share repurchase from Prudential plc. and Athene.
March 2, 2022
JFI updates capital return target to $425-$525m for calendar year 2022.
JFI announces increased share repurchase authorization by $300m and increased per share dividend 10% to $0.55 for 1Q22.
March 14, 2022
JFI completes $28m share repurchase from Athene.
May 10, 2022
JFI announces second quarter 2022 dividend — 2Q22 $0.55 per share.
August 9, 2022
JFI announces third quarter 2022 dividend — 3Q22 $0.55 per share.
November 9, 2022
JFI announces fourth quarter 2022 dividend — 4Q22 $0.55 per share.
Total share repurchases through Share Repurchase Program as of 12/31/22 $494m
Total dividend payments as of 12/31/22 $249m
Oct '21
Jan '22
Feb '22
Mar '22
Apr '22
May '22
Jun '22
Jul '22
Aug '22
Sep '22
Oct '22
Nov '22
Dec '22
March 2022
JFI exceeds capital return target of $325m established prior to spin off within 6 months.
December 2022
JFI reaches full-year capital return of $482m, above the midpoint of the 2022 capital return target range of $425-$525m.

4	2023 PROXY STATEMENT

The Jackson Difference
We Stand for Positive Change
Making choices for the future is a responsibility we take seriously. Our environmental, social, and governance (“ESG”) efforts reflect our commitment to a more confident future for all of us.
Recent highlights of our efforts include:
2023 PROXY STATEMENT	5

Our Director Nominees
Our Director Nominees
The Company has nominated highly qualified, independent leaders to serve on its Board of Directors. Our director nominees bring a diversity of attributes, skills, experiences, and backgrounds to our Board, combining to create an effective Board focused on the long-term goals and needs of the Company’s shareholders and other stakeholders.
We ask you to vote FOR all the director nominees listed in Proposal 1  —  Election of Directors below.
Each current director attended at least 75% of the Board and committee meetings on which he or she sits. Detailed information regarding these individuals is set forth in this proxy statement summary and under Proposal 1. The Nominating and Governance Committee and the Board believe that the nominees provide the relevant and comprehensive experience, qualifications, attributes, skills, and backgrounds that, in light of Jackson’s business, structure, and challenges, are needed to provide highly effective oversight of the Company’s business, risks, and current and long-term strategic needs.
Shareholder Engagement Highlights
During 2022, Jackson held over 60 meetings with over 50 investors representing approximately one-half of its shares outstanding. In its 2022 inaugural fall shareholder engagement, the Company extended 14 invitations to governance teams of our larger shareholders to meet and held five virtual meetings. Our independent Board Chair and executives engaged in discussions with shareholders throughout the year to better understand and appreciate their perspectives on a variety of topics, including Company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. These engagement efforts and any shareholder feedback received is shared with the full Board at each regular board meeting. We intend to continue an open dialogue with shareholders through our regular outreach program in 2023 and beyond.
6	2023 PROXY STATEMENT

Corporate Governance Practices
Corporate Governance Practices
Jackson’s governance framework is a set of principles, guidelines and practices that support our values and long-term value creation for our shareholders. Our Board ensures that Jackson maintains its robust governance framework and strong ethical culture as we continue our journey as a standalone public company. We regularly review, update, and enhance our corporate governance practices and compliance and training programs, as appropriate, in light of shareholder interests, changes in applicable laws, regulations and stock exchange requirements, and the evolving needs of our business. Our corporate governance highlights include:
Independent Board Oversight	Board Refreshment & Other Practices	Shareholder Accountability

•
Independent Chair

•
All directors except CEO are independent

•
Fully independent Board committees, each with substantial oversight of company risks and ESG matters

•
Independent directors meet in executive sessions at each regular Board Meeting

•
Board participation in oversight of strategic planning

•
Commitment to actively seek highly qualified women and individuals from underrepresented communities as potential nominees

•
Annual Board and committee evaluations

•
Director orientation and continuing education

•
Mandatory retirement age

•
Limits on Board member service on other public company boards

•
Annual election of directors by majority vote in uncontested elections with director resignation policy

•
One vote per share

•
Reporting with reference to the Sustainability Accounting Standards Board (“SASB”) standards

•
Shareholder right to call special meetings

•
No poison pill or shareholder rights plan

•
Directors and executive officers are:

◦
prohibited from hedging and pledging of Company stock;

◦
prohibited from receiving loans from the Company; and

◦
subject to robust stock ownership guidelines for directors and senior executives.

The Board recognizes that governance is an evolving process and has established the Company’s Corporate Governance Guidelines to provide the Board with a general framework in fulfilling its duties and responsibilities. Each year, the Board reviews, and updates, as appropriate, the Corporate Governance Guidelines to address emerging needs and practices. Of note, in 2022, the Board approved changes to the Corporate Governance Guidelines that included a resignation policy in connection with the Company’s newly adopted majority voting standard.
The Corporate Governance Guidelines are available under Governance in the investor relations section of our website at investors.jackson.com/governance.
2023 PROXY STATEMENT	7

Executive Compensation
Executive Compensation
Key objectives of our executive compensation program are the following:
Pay for Performance A significant portion of compensation is at-risk and assessed based on preset goals that are aligned with our long-term strategy and drive increases in shareholder value	Provide Competitive Target Total Direct Compensation Our compensation enables us to attract, motivate, and retain high-performing executives
Executives’ Interests Aligned with Shareholder Interests A significant portion of our NEOs’ total direct compensation is delivered in the form of stock-based incentives	Encourage Long-Term Decision-Making Our incentive compensation program consists of multi-year overlapping performance or restriction periods
Reinforce Strong Risk Management We incentivize actions that create sustainable shareholder value and minimize excessive risk-taking	Maintain Strong Governance Our strong governance includes rigorous plan design, goal setting, risk mitigation, and benchmarking
2022 Pay Mix
We ask you to vote FOR the Advisory Vote to approve the compensation of the Named Executive Officers described in Proposal 3 — Say-on-Pay below. Our NEOs include our president and chief executive officer (“CEO”), chief financial officer (“CFO”), and the three additional most highly paid, currently employed executive officers as listed in the Summary Compensation Table in the Compensation Discussion and Analysis Section.
8	2023 PROXY STATEMENT

Proposal 1 — Election of Directors
Proposal 1 — Election of Directors
Your Board recommends a vote FOR each of the Director nominees
The Company’s success and long-term value benefit from the judgment, skills, and experiences of its directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Jackson. In addition, the nominees engage in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and to gain knowledge in other matters relevant to Jackson.
The Board nominees consist of highly qualified leaders with significant accomplishments in their respective fields. All Board nominees have a breadth of executive leadership experience. In these positions, they have developed extensive and wide-ranging management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. The Board believes each of the current nominees qualifies for service on the Board of Directors. The Board and the Nominating and Governance Committee further believe the skills, qualities, attributes, and experiences of our directors provide us with business acumen and a diverse range of perspectives to effectively address Jackson’s evolving needs and represent the best interests of Jackson’s shareholders.
Pursuant to our Amended and Restated By-Laws, each nominee for election in an uncontested election is elected by the affirmative vote of the majority of votes cast, which means that the votes cast “for” a nominee’s election must exceed the votes cast “against” such nominee’s election. As required by our Corporate Governance Guidelines, each nominee has tendered his or her irrevocable resignation to the Board that will be effective upon (i) the director receiving a greater number of votes “against” his or her election than votes “for” such election, and (ii) the Board’s acceptance of such resignation. Abstentions are not considered votes cast and will have no effect on the proposal. Broker non-votes will not affect the outcome of the vote.
2023 PROXY STATEMENT	9

Proposal 1 — Election of Directors
To assist with candidate assessment, the Nominating and Governance Committee utilizes a matrix, which is reviewed annually, of the relevant skills and experiences that evolve with the Company’s business and strategy. With this in mind, the Board, led by the Nominating and Governance Committee chair, identified the following skills and experiences as most relevant for the Company’s Board at this time:
10	2023 PROXY STATEMENT

Our Director Nominees
Our Director Nominees
NAME	INDEPENDENT	GENDER/ETHNIC DIVERSITY	AGE	COMMITTEE MEMBERSHIPS AND LEADERSHIP POSITIONS
Lily Fu Claffee Director since 2021			53	Finance and Risk Nominating and Governance
Gregory T. Durant Director since 2021			64	Audit (Chair) Compensation
Steven A. Kandarian Director since 2021			71	Board Chair Compensation Nominating and Governance (Chair)
Derek G. Kirkland Director since 2021			65	Audit Finance and Risk
Drew E. Lawton Director since 2021			64	Compensation Finance and Risk
Martin J. Lippert Director since 2021			63	Audit Nominating and Governance
Russell G. Noles Director since 2021			64	Audit Finance and Risk (Chair)
Laura L. Prieskorn Director since 2021			55
Esta E. Stecher Director since 2021			65	Compensation (Chair) Nominating and Governance
2023 PROXY STATEMENT	11

Our Director Nominees
Lily Fu Claffee Independent Director Age: 53 Director Since 2021 Jackson Board Committees Finance and Risk Committee Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Ms. Claffee’s extensive financial and regulatory expertise in the public and private sectors provides a valuable resource for the Board. Her federal government experience and legal expertise enables the Board to better understand how to navigate the ever changing regulatory environment in which the Company operates. Ms. Claffee’s current responsibilities at OneMain Financial include overseeing the company’s legal team, as well as corporate governance, compliance, information security, government relations, internal audit, and ESG.
Experience
OneMain Financial
•
Executive Vice President and Chief Legal Officer (2021 to present)

Fox Corporation
•
Executive Vice President, General Counsel and Head of Compliance of Fox News Media, a news organization owned by Fox Corporation (2018 to 2021)

Chamber of Commerce of the United States
•
Chief Legal Officer and Corporate Secretary (2010 to 2018)

•
Executive Vice President, U.S. Chamber Litigation Center (2012 to 2018)

Jones Day
•
Partner, Government Regulation (2009 to 2010)

U.S. Department of Commerce
•
General Counsel (2008 to 2009)

U.S. Department of Treasury
•
Deputy General Counsel (2006 to 2008)

U.S. Department of Justice
•
Deputy Associate Attorney General (2005 to 2006)

Mayer Brown LLP
•
Partner, Litigation & Antitrust (1994 to 2005)

Education
•
J.D., University of Minnesota Law School

•
B.A., English Literature and Philosophy, University of Wisconsin — Madison

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Technology and Cybersecurity

12	2023 PROXY STATEMENT

Our Director Nominees
Gregory T. Durant Independent Director Age: 64 Director Since 2021 Jackson Board Committees Audit Committee (Chair) Compensation Committee
Qualifications and Expertise Provided to the Board
Mr. Durant’s experience as senior executive of a global professional services firm with oversight responsibilities of policy and government relations efforts enhances the Board’s ability to monitor and oversee financial accounting, public policy and human capital management risks.
Experience
Deloitte LLP
•
Vice Chairman (2019 to 2021)

•
Deputy Chief Executive Officer (2015 to 2019)

•
National Managing Partner, Clients and Industries (2011 to 2013)

Other Boards
Private Companies
•
Deloitte LLP, Director (2005 to 2011)

•
Deloitte Touche Tohmatsu (2006 to 2008)

•
Carnegie Hall Board of Trustees, Trustee and member of its Finance & Operations Committee and Audit Committee (2012 to present)

•
University of Chicago Booth School of Business, Dean’s Advisory Council (2011 to 2020)

•
A Better Chance, Vice Chair (2010 to 2020)

Education
•
M.B.A., University of Chicago Booth School of Business

•
B.B.A. in Accounting, Western Michigan University

•
CPA, member of the American Institute of Certified Public Accountants

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

2023 PROXY STATEMENT	13

Our Director Nominees
Steven A. Kandarian Independent Chair of the Board Age: 71 Director Since 2021 Jackson Board Committees Compensation Committee Nominating and Governance Committee (Chair)
Qualifications and Expertise Provided to the Board
Mr. Kandarian has nearly two decades of senior executive leadership experience in the insurance and annuity industries, including managing the risks associated with large investment portfolios through various economic cycles. This experience allows him to effectively oversee management’s execution of the strategic plan and effectively monitor their operational and long-term investment decisions.
Experience
MetLife, Inc.
•
President and CEO (2011 until retirement in 2019)

•
Chair (2012 until retirement in 2019)

•
Chief Investment Officer (2005 to 2011)

Pension Benefit Guaranty Corporation
•
Executive Director (2001 to 2004)

Other Boards
Public Company Boards
•
ExxonMobil Corporation, Director (2018 to present), Compensation Committee member, Board Affairs Committee member

•
AECOM, Independent Lead Director (2019 to 2021), Compensation Committee Chair, Audit Committee member

•
MetLife, Inc., Director (2011 to 2019), Chair (2012 to 2019)

Other
•
Neuberger Berman, Director (2015 to present)

•
Damon Runyon Cancer Research Foundation, Director (2011 to present)

•
The University of California, Berkeley, School of Law Executive Education, ESG: Navigating the Board’s Role Certificate, Recipient (2022)

•
Business Council, Member (2012 to present)

•
Business Roundtable, Member (2011 to 2019)

•
Partnership for New York City, Director (2013 to 2019)

•
Institute of International Finance, Director (2014 to 2018), Insurance Regulatory Committee Chair (2015 to 2018)

•
Lincoln Center for the Performing Arts, Director (2012 to 2018)

•
Financial Services Forum, Member (2011 to 2016)

•
American Council of Life Insurers, Director (2012, 2013, 2015)

•
Economic Club of New York, Member (2012 to 2013)

Education
•
M.B.A., Harvard Business School

•
J. D., Georgetown University Law Center

•
B.A. in Economics, Clark University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

14	2023 PROXY STATEMENT

Our Director Nominees
Derek G. Kirkland Independent Director Age: 65 Director Since 2021 Jackson Board Committees Audit Committee Finance and Risk Committee
Qualifications and Expertise Provided to the Board
Mr. Kirkland’s experience as a senior investment banking executive focused primarily on the insurance sector helps the Board oversee the Company’s capital allocation philosophy, strategy and execution. His deep experience in M&A and knowledge of capital markets and equity valuation in the insurance sector also enable him to contribute to Board oversight of the Company’s long-term strategy.
Experience
Morgan Stanley
•
For over 30 years, Mr. Kirkland held several management positions, serving as Vice Chair of Investment Banking, Managing Director or Advisory Director, each at various times for 15 years until retiring in April 2020. Prior to that he served in a series of roles of increased responsibility.

Harvard University
•
Senior Fellow at the Mossavar-Rahmani Center for Business and Government, Harvard University John F. Kennedy School of Government (2015 to 2016)

Other Boards
•
Third Way, Trustee (2006 to present)

Education
•
Master’s in Public Policy, John F. Kennedy School of Government at Harvard University

•
A.B in History, Princeton University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

2023 PROXY STATEMENT	15

Our Director Nominees
Drew E. Lawton Independent Director Age: 64 Director Since 2021 Jackson Board Committees Compensation Committee Finance and Risk Committee
Qualifications and Expertise Provided to the Board
Mr. Lawton’s executive leadership experience at large global insurance firms provides the Board with valuable industry perspective. His expertise in annuity products, financial risk and investment management enables him to contribute to Board oversight of the Company’s investment, capital market and human capital management risks.
Experience
New York Life Investment Management
•
Chief Executive Officer (2014 until retirement in 2015)

•
Senior Managing Director, Retail Annuities, Retirement Solutions and Traditional Investments (2010 to 2015)

Fidelity Investments
•
President and CEO, Pyramis Global Advisors Trust Company, f/k/a Fidelity Management Trust Company (2002 to 2008)

•
Senior Vice President, Investment Services (1997 to 2002)

Aetna Life & Casualty
•
Chief Marketing Officer, Aeltus Investment Management (1995 to 1997)

•
Head, 401k Marketing (1993 to 1995)

•
Equity Investments Product Manager (1991 to 1995)

Other
•
Adjunct professor, University of North Texas (2021 to present)

Other Boards
•
Board of Trustees, BlackRock iShares Trust, Independent Director (2016 to present)

•
Principal Mutual Funds, Director (2016 to 2016)

•
Fidelity Management Trust Company, Director (2002 to 2008)

•
Make-a-Wish Foundation of America, Director (2011 to 2017)

•
University of Virginia Frank Batten School of Leadership and Public Policy, Trustee (2016 to 2018)

Education
•
M.B.A. in Finance, University of North Texas

•
B.A. in Administrative Science, Yale University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

16	2023 PROXY STATEMENT

Our Director Nominees
Martin J. Lippert Independent Director Age: 63 Director Since 2021 Jackson Board Committees Audit Committee Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Mr. Lippert has nearly four decades of leadership experience in the financial services industry, managing various business units and functions as well as serving on the executive committees at each of the financial institutions. Mr. Lippert’s depth of experience in global technology and operations including digital strategy, cybersecurity, anti-money laundering, and risk management in insurance and financial services bolsters the Board’s risk planning. His cybersecurity expertise strengthens oversight of critical technology infrastructure.
Experience
MetLife, Inc.
•
Executive Vice President of Global Technology and Operations (2011 until retirement in 2019)

Citi
•
Chief Operations and Technology Officer (2008 to 2009)

Royal Bank of Canada
•
Vice Chairman (1997 to 2008)

BNY Mellon
•
Executive Vice President for Information Management and Research (1981 to 1997)

Other Boards
•
Freddie Mac, Special Adviser (2009 to 2010)

•
Trillium Health Systems, Director (2004 to 2009)

•
AOL, Canada, Chair (2000 to 2002)

•
University of Pittsburgh, Board of Visitors (2018 to present)

•
New Leaders, Director (2010 to present)

•
Recipient of Peter J. Kight Lifetime Achievement Award for Innovation in Banking

Education
•
B.S. in Business, University of Pittsburgh

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

•
Technology and Cybersecurity

2023 PROXY STATEMENT	17

Our Director Nominees
Russell G. Noles Independent Director Age: 64 Director Since 2021 Jackson Board Committees Audit Committee Finance and Risk Committee (Chair)
Qualifications and Expertise Provided to the Board
Mr. Noles has broad experience as a senior executive at large U.S. insurance and diversified financial services companies. His experience in finance, audit and risk management, including implementing internal controls to mitigate operational, cybersecurity, financial, governance and technology risks contributes to Board oversight of these areas.
Experience
Nuveen
•
Chief Operating Officer (2017 until retirement in 2019)

Teachers Insurance & Annuity Association (“TIAA”)
•
Chief Strategy Officer (2011 to 2017)

•
Senior Vice President, Product Development & Management (2008 to 2011)

•
Chief Auditor (2004 to 2008)

•
Acting Chief Financial Officer (2005 to 2006)

St. Paul Travelers Companies
•
Vice President, Internal Audit (2001 to 2004)

Other Boards
•
Metropolitan State University of Denver, Chair (2019 to present)

•
Consumer Reports, Director, Chair of Finance Committee and Investments Subcommittee (2019 to present)

•
TIAA-CREF Life Insurance Company, Director, Chair of Audit Committee (2008 to 2018)

Education
•
M.B.A. in Finance, University of Denver

•
B. S. in Accounting, Metropolitan State University of Denver

•
CPA, member of the American Institute of Certified Public Accountants

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Technology and Cybersecurity

18	2023 PROXY STATEMENT

Our Director Nominees
Laura L. Prieskorn CEO, President and Director Age: 55 Director Since 2021
Qualifications and Expertise Provided to the Board
Ms. Prieskorn’s over 30-year tenure at Jackson Financial Inc., currently as Chief Executive Officer and President, contributes a wealth of direct business expertise and valuable internal perspective. Her experience across many senior roles at the Company adds institutional perspective of the operations, investment strategy, human capital management and risk management.
Experience
Jackson Financial Inc.
•
Chief Executive Officer (2021 to present)

•
Chief Operating Officer (2019 to 2021)

•
Senior Vice President Operations, Chief Administration Officer (2010 to 2019)

•
Various positions (1991 to 2019)

Other Boards
•
American Council of Life Insurers (2021 to 2022)

Education
•
B.B.A. in Business Administration, Central Michigan University

Attributes and Skills
•
Executive Leadership

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

•
Technology and Cybersecurity

2023 PROXY STATEMENT	19

Our Director Nominees
Esta E. Stecher Independent Director Age: 65 Director Since 2021 Jackson Board Committees Compensation Committee (Chair) Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Ms. Stecher’s 25 years as a senior executive at a leading financial services firm in various executive roles contributes significant expertise in risk management, finance and investment management, as well as human capital management. Her expertise in operational, regulatory, and tax management within financial services provides a broad perspective and contributes to Board oversight.
Experience
Goldman Sachs
•
CEO and Chair of Goldman Sachs Bank US (2011 to 2016)

•
General Counsel (2000 to 2011)

•
Tax Director (1994 to 2000)

Sullivan & Cromwell
•
Partner, Tax Group (1990 to 1994)

•
Associate, Tax Group (1982 to 1990)

Other Boards
•
Revolut, Board Advisor (2023 to present)

•
Goldman Sachs Bank US, Chair (2011 to 2023)

•
Goldman Sachs International Bank, Chair (2011 to 2023)

•
Lincoln Center for the Performing Arts, Director (2018 to present), Chair of Audit Committee (2022 to present)

•
Dana Farber Cancer Institute (2018 to present)

•
University of Minnesota Foundation (2017 to present)

•
Goldman Sachs Philanthropy Fund, Chair (2020 to present)

•
Ayco Charitable Foundation, Chair (2020 to present)

•
Columbia Investment Management Company, Director (2019 to present)

•
Council on Foreign Relations, Member (2013 to present)

Education
•
J.D., Columbia University School of Law

•
B.A. in History, University of Minnesota

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

20	2023 PROXY STATEMENT

Our Director Nominees
Director Attributes and Skills
The Board, led by the Nominating and Governance Committee, has identified the following attributes, skills, and experiences as most relevant for the Company’s Board at this time. We look to each director to be knowledgeable in these areas. However, we indicate those particularly prominent attributes, skills, and experiences which the director brings to the Board.
DIRECTOR NOMINEE QUALIFICATIONS, ATTRIBUTES AND SKILLS	Lily Fu Claffee	Gregory T. Durant	Steven A. Kandarian	Derek G. Kirkland	Drew E. Lawton	Martin J. Lippert	Russell G. Noles	Laura L. Prieskorn	Esta E. Stecher
Executive Leadership
Executive management experience in a public company or executive leadership experience as a division president or functional leader within a complex organization
Audit and Financial Expertise
Understanding or overseeing financial reporting, disclosure controls and internal controls
Business Operations and Strategic Planning
Experience developing and implementing operating plans and business strategy, company operations, operating platforms, and implementing technology strategies
Corporate Governance

Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices, and/or oversight of environmental, social, governance or sustainability matters

Finance and Investments
Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy
Human Capital Management
Oversight of talent development, experience managing a human resources or compensation function
Insurance / Financial Services
Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry
Legal, Compliance and Risk Management
Professional experiences overseeing legal, compliance and/or risk functions
Marketing and Communications
Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market
Technology and Cybersecurity
Knowledge of or experience with technology, cybersecurity and related issues and risks
2023 PROXY STATEMENT	21

Corporate Governance
Corporate Governance
Our purpose-driven culture embraces the values of empowerment, execution, respect, and creativity. Because our associates think like owners, the Company empowers our associates to create a sustainable and ethical business, a practice that has guided the Company over the long term. Our Board of Directors embodies these values and acts as the steward of the Company, promoting the long-term value and health of Jackson in the interests of shareholders and our many other stakeholders consistent with good corporate citizenship.
The Board is entitled to exercise all corporate authority, except for those matters reserved to the shareholders. The Board oversees the implementation of and compliance with standards of accountability and monitors the effectiveness of management policies and decisions to ensure the Company is managed in such a way to achieve its objectives. Our corporate governance policies and practices are contained in our governance documents, including our Third Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, Corporate Governance Guidelines, and committee charters.
Areas of Focus for the Board:
Strategy and Operations	Talent and Succession Planning
• Reviewing and endorsing strategic plans • Reviewing corporate performance
•
Overseeing and evaluating senior management performance and compensation

•
Providing advice and counsel to senior management in planning for effective succession

•
Evaluating the performance of the CEO and overseeing succession planning for the CEO

Governance and Risk Management	Board Composition and Effectiveness
•
Overseeing and evaluating management’s systems and processes for the identification, assessment, management, mitigation, and reporting of major risks

•
Establishing, monitoring, and updating corporate governance standards and overseeing ESG matters

•
Monitoring of the processes established to maintain integrity and ethical conduct

•
Recommending candidates for election to the Board

•
Setting standards for director qualification, orientation, and continuing education

•
Reviewing and assessing the Board’s leadership and committee structure

•
Undertaking an annual performance evaluation to ensure continued effectiveness of the Board

22	2023 PROXY STATEMENT

Corporate Governance Highlights
Corporate Governance Highlights
Independent Oversight
•
Independent Chair

•
All directors except CEO are independent

•
Fully independent Board committees, each with substantial oversight of company risks and ESG matters

•
Independent directors meet in executive sessions at Board and committee meetings

•
Board participation and oversight in strategic planning

Board Refreshment & Other Practices
•
Commitment to actively seeking highly qualified women and individuals from underrepresented communities as potential nominees

•
Annual Board and committee evaluations

•
Director orientation and continuing education

•
Mandatory retirement age

•
Limits on Board member service on other public companies

Shareholder Accountability
•
Annual election by majority vote in uncontested elections of directors with director resignation policy

•
One vote per share

•
Reporting with reference to the SASB standards

•
Shareholder right to call special meetings

•
No poison pill or shareholder rights plan

•
Directors and executive officers are:

◦
prohibited from hedging and pledging of Company stock;

◦
prohibited from receiving loans from the Company; and

◦
subject to robust stock ownership guidelines for directors and senior executives.

Building Our Board of Directors
Prior to becoming a standalone public company, Mr. Kandarian was appointed as the Chair of the Board of Directors (“Chair”) by our former parent company. Mr. Kandarian, in close coordination with senior management, developed the initial criteria for identifying and recruiting directors, including industry experience, independence, character, ability to exercise sound judgment, diversity, demonstrated leadership, and ethics and integrity. The Board adopted the following key policies and practices to continue to build and maintain a skilled and well-qualified body that we believe effectively fulfills its duties and responsibilities to our shareholders.
Director Criteria and Nominating Process
Director Qualifications and Diversity
We believe utilizing a broad search and well-developed search criteria leads to a Board of Directors aligned with our business, our strong corporate governance practices, and our ESG goals. Above all else, candidates for our Board must possess the highest level of integrity and strength of character. Our Board also recognizes that the criteria and composition of a best-in-class Board changes over time as the business and goals of the Company evolve. To address this, the Nominating and Governance Committee and the Board review the criteria for selection and the current Board composition annually to ensure the best candidates are nominated each year. Specifically, the Nominating and Governance Committee
2023 PROXY STATEMENT	23

Building Our Board of Directors
assesses the skills and the experience needed to perform oversight of the Company’s strategy and business and compares the skills and experience of both current directors and potential director nominees.
Our nine Board members self-identify their skills and qualifications and, as a whole, reflect a balanced and qualified Board, as reflected below.
Executive Leadership Executive management experience in a public company or executive leadership experience as a division president or functional leader within a complex organization (9 of 9)	Audit and Financial Expertise Understanding or overseeing financial reporting, disclosure controls, and internal controls (8 of 9)

Business Operations and Strategic Planning
Experience developing and implementing operating plans and business strategy, company operations, operating platforms, and implementing technology strategies (8 of 9)

Corporate Governance
Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices, and/or oversight of environmental, social, governance or sustainability matters (9 of 9)

Finance and Investments Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy (9 of 9)	Human Capital Management Oversight of talent development, experience managing a human resources or compensation function (9 of 9)

Insurance / Financial Services
Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry (9 of 9)
Legal, Compliance and Risk Management Professional experiences overseeing legal, compliance, and/or risk functions (8 of 9)
Marketing and Communications Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market (4 of 9)	Technology and Cybersecurity Knowledge of or experience with technology, cybersecurity, and related issues and risks (4 of 9)
In addition, the Nominating and Governance Committee considered racial, ethnic and gender diversity to be an integral part in selecting a balanced slate of candidates. Our commitment to ensuring a diverse Board is reflected in directors Lily Fu Claffee, Russell G. Noles, Laura Prieskorn, and Esta E. Stecher, who enhance the diversity of our Board in addition to bringing valuable perspectives and experiences.
Director Independence
Our Board is committed to strong governance practices, including director independence. Our Corporate Governance Guidelines require that a majority of our directors be independent. Of our current Director nominees, all but Ms. Prieskorn, our CEO, are independent. To determine independence, the Nominating and Governance Committee and the Board consider the independence requirements under the New York Stock Exchange’s (“NYSE’s”) independence standards. See the Director Independence Analysis section below for more information.
Director Nominee Selection Process
The Nominating and Governance Committee’s process in evaluating potential nominees recommended by its members, other members of the Board, or other persons will begin with evaluation of the skills, experience, and diversity necessary to provide independent oversight of management, and the performance of current directors. If new directors are needed, the Nominating and Governance Committee will then conduct targeted efforts to identify and recruit individuals who have the qualifications identified through the director nominee selection process. With new nominations, the Nominating and Governance Committee will actively seek highly qualified women and individuals from underrepresented communities to include in the Board nominee pool. Additionally, the Nominating and Governance Committee will instruct its third-party search firms to include diverse candidates in slates of potential nominees. New candidates will be screened, vetted, and
24	2023 PROXY STATEMENT

Building Our Board of Directors
meet with several current members of the Board as a part of the selection process. The Nominating and Governance Committee will then recommend candidates selected for nomination to the Board for review, consideration, and approval as director nominees in our proxy statement.
The Nominating and Governance Committee will evaluate candidates recommended by shareholders using the same criteria discussed above. Any shareholder who would like the Nominating and Governance Committee to consider a candidate for Board membership must send timely notice delivered in accordance with the requirements specified in our Amended and Restated By-Laws. Such notice shall include all information required to be disclosed in solicitations of proxies for election of directors, including the name and address of the proposing shareholder and of the proposed candidate, the business, professional and educational background of the proposed candidate, and a description of any agreement or relationship between the proposing shareholder and proposed candidate. Such notice shall also include a written consent of the proposed candidate to be identified as a nominee and to serve as a director if elected. The communication must be sent by mail or other delivery service to the attention of the Corporate Secretary at Jackson’s headquarters. See the Questions and Answers section of this proxy statement for more information.
Annual Election of Directors
Jackson’s directors are elected for one-year terms each year at the annual meeting of shareholders. If elected in 2023, each of the Board’s nine nominees will serve until the 2024 annual meeting of shareholders. As permitted under Delaware law, majority voting is applied to elections of directors in uncontested elections.
Board Refreshment, Ongoing Education, and Assessment
Board Refreshment
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that directors develop a deeper understanding of the Company over time, which provides significant shareholder value, and that year-over-year director continuity is beneficial to shareholders. In addition to relevant professional experience, qualifications, attributes, and skills for directors, the Board’s Corporate Governance Guidelines also identify personal characteristics that should be considered, including reputation for integrity, ethics, individual accountability, judgment, independence, diversity, and a commitment to full participation on the Board and its committees. While the Board will seek a diverse slate of candidates, final consideration of nominees will be given to candidates without regard to race, color, religion, gender, or national origin.
The Board will fill vacancies when they arise and, based on the Nominating and Governance Committee’s annual review and recommendation, will evaluate whether its directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders. The results of these evaluations will be used to identify desirable skill sets for potential Board nominees and to screen director candidates. In planning for future Board refreshment and director succession, the Nominating and Governance Committee will consider potential director candidates, taking into consideration the factors set forth in its committee charter and the Company’s Corporate Governance Guidelines.
The Corporate Governance Guidelines provide for an initial Board size of nine directors, which may be modified by resolution of the Board. The current Board of Directors were elected at our annual meeting of shareholders in June of 2022, and all are director nominees for election at the Company’s Annual Meeting. The Board considers the optimal size, structure, composition, and committee chairs, based on the Nominating and Governance Committee’s review and recommendation, and will refresh the Board as needed and appropriate, with an anticipated mix of tenure and diversity.
Mandatory Retirement Age
To enable Board refreshment, under our Corporate Governance Guidelines, directors may not stand for reelection or appointment to the Board after reaching age 75. To ensure thoughtful succession planning rather than a mechanical retirement process, the Board may approve exceptions to this policy.
2023 PROXY STATEMENT	25

Annual Election of Directors
Director Continuing Education
The Company places high importance on a robust orientation program, and continuous development of the Board because they are key to the ability of directors to fulfill their roles. Directors receive ongoing education and development opportunities in meeting with management representatives from our business and functional areas, and reviewing and discussing the Company’s strategic plans, financial statements, key issues, policies, and practices. Directors are encouraged to enroll in continuing education programs, at our expense, on corporate governance and critical issues associated with a director’s service. Our Board regularly receives management reports on subjects, including hedging, investments, capital structure, strategy, investor relations, human capital management, Diversity and Inclusion, ESG, legal and regulatory developments, technology, data privacy, and cybersecurity.
Board and Committee Annual Evaluations
The Board recognizes a rigorous, ongoing evaluation process as an essential component of strong corporate governance practices that promotes continuing Board effectiveness. Each year, our Nominating and Governance Committee oversees a Board and committee evaluation process consistent with the NYSE standards, our Corporate Governance Guidelines, and the charters of each of the Board committees. The Board and committees’ annual evaluation process is reflective and expansive, including both individual evaluations of the Board and performance evaluations of each committee. The Nominating and Governance Committee solicits feedback using a written questionnaire and through separate committee and Board discussions. Further, the Board Chair conducts one-on-one calls with each director to discuss the Board’s performance and each director’s assessment of the Board’s culture, process, and discussions and their substantive content. Each committee and the Board discuss the results of the annual evaluations in executive session, identify areas for further consideration and opportunities for improvement, and plans to address actionable matters.
Leadership Structure and Board Oversight
Leadership Structure
The Board has strong governance structures and processes in place to ensure independent oversight of management.
Independent Chair
The Board regularly and carefully considers its leadership structure. The Board currently believes having separate individuals serve as the Chair and the CEO best serves the Board in fulfilling its roles and responsibilities on behalf of Jackson’s shareholders. The independent directors perform their duties, as a Board or in committees comprised solely of independent directors, including selecting, evaluating performance of, and setting compensation for the CEO.
26	2023 PROXY STATEMENT

Leadership Structure and Board Oversight
Our Corporate Governance Guidelines provide that if the Board combines the offices of Chair and CEO, a lead independent director shall be appointed annually by the independent directors.
Responsibilities of the Independent Chair
The Chair is responsible for facilitating Board involvement in major issues and/or proposals, ensuring the Board is addressing major strategic and operational initiatives, providing an appropriate level of risk oversight, reviewing and approving meeting agendas and information to be provided to the Board, consulting with directors, the CEO and management, and presiding at Board meetings, executive sessions of the Board and shareholder meetings. The Chair promotes and facilitates effective communication and serves as a conduit between the Board and CEO and other members of the management team. At present, the Board believes that maintaining separate roles of the Chair and CEO strengthens Jackson’s corporate governance and is expected to contribute to enhanced oversight of management as it seeks to create long-term value for our shareholders.
Board Oversight
The Board recognizes the importance of a Company strategy designed to create sustainable long-term value for Jackson’s shareholders and other stakeholders. The execution of our strategy ensures Jackson achieves its objective to help Americans grow and protect their retirement savings and income to enable them to pursue financial freedom for life. The Board and its committees regularly review and discuss with management progress related to Jackson’s core values: Empower, Execute, Respect and Create. The Board believes that the Company’s values and culture continue to be strongly aligned with its business strategy to create value. The Board and its committees also review and discuss with management matters related to our people, including commitments and progress toward inclusive and diverse representation among our associates, associate engagement, compensation and benefits, business conduct and compliance, and executive succession planning.
The Board values and embodies our culture of ethical behavior and recognizes that integrity is essential to what we do every day, as reflected in the Board’s adoption of the Company’s Corporate Governance Guidelines and the Company’s Code of Conduct and Business Ethics. See the Governance Documents section of this proxy statement. Further, the Board’s commitment to supporting our communities and motivating others to engage in positive change underscores the Board’s commitment to our ESG initiatives for our stakeholders. See the Environmental, Social, and Governance section of this proxy statement.
Selected Areas of Board Oversight
Board Oversight of Strategy
The Board actively engages with management and oversees the implementation of Jackson’s strategy as to products, distribution, financial, regulatory, and ESG matters. The Board annually reviews the Company’s strategic plans and the principal issues (especially financial, accounting, and risk management issues, as well as the Company’s approach to limiting ESG risks) that the Company is facing or may face in the future. During such review, the Board works with management to develop and assess key elements of our business and financial plans, strategic initiatives, and near-term and long-term initiatives. This process involves Board sessions with our senior leadership team dedicated to the review of Jackson’s overall strategy, opportunities, challenges, and capabilities. This annual strategic review process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board also reviews Jackson’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board receives regular updates and evaluates progress made as well as related challenges and risks.
Board Oversight of Talent, Succession Planning and other Human Capital Matters
The Board recognizes the importance of continuity of Board and management leadership. Recruiting, developing, promoting, and retaining top talent is a key priority for the Company. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the Nominating and Governance Committee. The Nominating and Governance Committee oversees the development of appropriate succession planning with respect to the Chair of the Board, the chair of each committee of the Board, and the CEO of the Company. In addition, to promote continuity in senior management of the Company, the Nominating and Governance Committee oversees succession planning with respect to other key executive officers. The Nominating and Governance Committee reports
2023 PROXY STATEMENT	27

Leadership Structure and Board Oversight
periodically on its activities to the full Board. The Company’s Chief Human Resources Officer presents an annual talent review to the Nominating and Governance Committee. To ensure the succession planning and management development process supports and enhances Jackson’s strategic objectives, the Board and the Nominating and Governance Committee will also receive reporting on the Company’s current pool of executive talent, identified retention strategies, and leadership potential including both short- and long-term development plans.
Board Oversight of Risk
The Board believes that evaluating the executive team’s management of risks that do and may impact Jackson is one of its most important areas of oversight. This responsibility is shared among the committees and each committee apprises the full Board of significant risk topics and management’s response and mitigation planning.
The Company’s risk framework, based on the three lines model, supports management’s effective risk management.
MANAGEMENT
Led by our CEO, Chief Risk Officer and executive team, management implements and supervises day-to-day operations, monitors compliance with the Board-approved risk framework, and reports to the Board and its committees on significant risk matters.
FIRST LINE: RISK OWNERSHIP AND MANAGEMENT	SECOND LINE: RISK OVERSIGHT AND CHALLENGE	THIRD LINE: INDEPENDENT ASSURANCE
Our business functions have primary ownership of risk management relating to their area of expertise.	Our risk team focuses on risk oversight and challenges of strategic, financial and non-financial risks. Our compliance team oversees risk oversight and challenges for regulatory and compliance risks.	Our internal audit team provides independent, risk-based assessment and reporting on the overall effectiveness of risk management, control, and governance processes across the organization.
We believe disciplined and effective risk oversight is fundamental to our strategy to deliver sustainable, long-term value to our shareholders. Management implements the risk framework based on a three lines model, illustrated above. Our Board, working directly with and through its committees, sets the Company’s risk appetite and oversees the management of significant risks affecting Jackson. The Board directly oversees the corporate risk and other matters reserved to the full Board, approves and oversees the Company’s risk framework and risk appetite, and discusses and reviews with management significant risks affecting the Company, including matters escalated by the Board committees from within their respective areas of oversight, as set out below.
Selected Areas of Committee Oversight of Risk
Finance and Risk Committee
Our Finance and Risk Committee assists the Board with oversight of the Company’s risk framework, which includes annual reviews of risk limits and the effectiveness of risk management. The committee regularly reviews top risks identified by management, the Company’s risk appetite, and financial and non-financial risks, including information security and cybersecurity. As part of its oversight, the committee also reviews and discusses risks related to financial management matters at each meeting.
28	2023 PROXY STATEMENT

Leadership Structure and Board Oversight
Audit Committee
Our Audit Committee’s duties and responsibilities include oversight of accounting and financial reporting processes, the effectiveness of our internal controls over financial reporting, and the performance of our internal audit function. The Audit Committee also has risk management oversight responsibility, which includes coordination with our Finance and Risk
Cybersecurity Risk Oversight Spotlight

Comprehensive data protection and privacy
Information security and privacy is a key component of our governance and risk management framework. Our Chief Information Security Officer (“CISO”) provides regular formal updates to the Board and the Finance and Risk Committee on potential cyber threats and the progress of our ongoing security and privacy programs.

Other Cybersecurity Governance Highlights
•
Our Information Security and Privacy department is comprised of individuals with diverse private and public sector backgrounds who have earned relevant and rigorous certifications

•
Regular independent third-party assessments, penetration testing and audits are conducted to validate controls and ensure our cybersecurity maturity level stays ahead of industry trends in meeting stringent security standards

•
Table-top exercises test our ability to respond to an attack with a skilled, practiced, and multi-disciplined team; regular scenario-based testing confirms the effectiveness of our plans and assures our risk preparedness

•
Security Operations Centers conduct 24/7, ongoing threat monitoring

•
All associates with access to our Company’s systems receive comprehensive annual training on responsible information security, data security, and cybersecurity practices and how to protect data against cyber threats

•
Our Information Security Policy is continually updated to meet industry standards, including ISO27002, the National Institute of Standards and Technology Cybersecurity Framework, and applicable state insurance regulatory requirements

•
Key cybersecurity controls related to financial reporting are tested by our external auditor during Jackson’s annual external integrated audit

Committee to review management of business and financial risks, and to review compliance with significant applicable legal, ethical, and regulatory requirements.
Compensation Committee
Our Compensation Committee reviews and approves compensation for executive officers other than the CEO, including employment agreements or arrangements, and recommends for approval by the Board compensation arrangements for the CEO. In so doing, the Compensation Committee’s responsibilities include oversight of management’s efforts to ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk-taking.
Nominating and Governance Committee
Our Nominating and Governance Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates for election to our Board of Directors, and reviewing and recommending changes and enhancements to our Board governance. As part of its responsibilities, the Nominating and Governance Committee recommends, for the selection of new directors, appropriate criteria, including candidates with sufficient risk awareness and management expertise. The Nominating and Governance Committee also oversees the Company’s ESG programs and policies, the succession planning of the CEO and certain senior executives, and the Company’s human capital matters, including the Company’s talent strategy, hiring and attrition reporting, and diversity and inclusion strategy.

2023 PROXY STATEMENT	29

Leadership Structure and Board Oversight
Board Oversight of ESG Matters
The Nominating and Governance Committee has primary responsibility for oversight of ESG matters. The Board and each of the other committees also review and discuss topics throughout the year on various ESG-related subjects. We believe this strong focus on governance supports the sustainability of our business.

BOARD ESG OVERSIGHT

Discusses shareholder engagement at each meeting	Reviews and approves all ESG-related disclosure in the proxy statement	Reviews and discusses IT and cybersecurity matters at least annually

COMMITTEE ESG OVERSIGHT

NOMINATING & GOVERNANCE COMMITTEE	FINANCE & RISK COMMITTEE	AUDIT COMMITTEE	COMPENSATION COMMITTEE
Primary responsibility for assisting the board with ESG oversight	Primary responsibility for risk oversight for the Board	Reviews and discusses regulatory updates on ESG-related disclosure matters	Reviews and discusses compensation-related human capital matters at each meeting
Discusses ESG topics at each meeting	Reviews and discusses non-financial risk matters, including third-party risks, information security, and privacy	Reviews, discusses and approves all related party transactions	Reviews and approves the Company's CD&A for the proxy statement
Reviews and discusses Board and company governance at each meeting	Provides oversight of the Company's investment function	Reviews and approves Audit Committee-related proxy statement disclosures	
Reviews and discusses human capital matters, including succession planning, talent management, and diversity and inclusion		Provides oversight of compliance and legal matters as well as internal audit for the Company at each meeting	
Reviews and approves all governance- and ESG- related proxy statement disclosure			

ENVIRONMENTAL SOCIAL GOVERNANCE

See also the Environmental, Social and Governance section of this proxy statement.
30	2023 PROXY STATEMENT

Board and Committee Meetings and Committee Responsibilities
Board and Committee Meetings and Committee Responsibilities
Board and Committee Meetings
Frequent Board meetings are critical not only for timely decisions, but also for directors to be well informed about Jackson’s operations and challenges. The Board meets at least four times annually, adding meetings, as needed. Our Board met eight times in 2022. Our four committees met a total of 24 times during that same period. During each committee meeting, committee members met in closed executive session, without management present. The committees report regularly to the full Board on their activities and actions.
Attendance
Directors are expected to regularly attend Board and committee meetings, as well as our annual meeting of shareholders. During 2022, each current director attended at least 75% of the Board and committee meetings on which he or she sits. All of our directors attended the 2022 annual meeting of shareholders.
Committee Structure and Composition
The Board maintains four standing committees: Audit, Compensation, Nominating and Governance, and Finance and Risk. As required by each committee’s charter, all members of each committee are independent directors. The Nominating and Governance Committee’s recommendations regarding appointments to each committee are considered by the Board and the Board makes appointments based on the recommendations.
The current committee appointments and leadership positions as well as a brief summary of the responsibilities of each committee are set forth below. The full charters, as adopted by the Board and anticipated to be amended from time to time, of the Audit Committee, the Compensation Committee, the Finance and Risk Committee, and the Nominating and Governance Committee, are available under the Governance section of the investor relations section of our website at investors.jackson.com/governance.
Our Board Committees
COMMITTEE	MEMBERS IN 2022	DESCRIPTION
Audit Committee(1) Meetings held in 2022: 9	Gregory T. Durant (Chair) Derek G. Kirkland Martin J. Lippert Russell G. Noles
The Audit Committee has oversight of the Company’s accounting, financial reporting, disclosure and control processes, and audits of financial statements by the outside auditor. The Audit Committee also has various risk management oversight responsibilities. In addition, the Audit Committee reviews and approves our internal audit plan and internal audit charter and oversees the work of the internal audit and independent audit functions. In connection with the committee’s oversight of the independent auditor, the committee approves its compensation and oversees the engagement, performance, and continued independence of the independent auditor. Finally, the Audit Committee oversees our compliance and ethics program, including regulatory compliance with applicable legal and regulatory requirements.

2023 PROXY STATEMENT	31

Our Board Committees
COMMITTEE	MEMBERS IN 2022	DESCRIPTION
Compensation Committee(2) Meetings held in 2022: 7	Esta E. Stecher (Chair) Gregory T. Durant Steven A. Kandarian Drew E. Lawton
The Compensation Committee establishes the Company’s general compensation philosophy and develops compensation programs aligned with the philosophy, while considering results of annual say-on-pay votes. In addition, the Compensation Committee approves corporate goals, evaluates the CEO’s performance, and recommends for approval by the independent directors of the Board the CEO’s total compensation level based on such evaluation. The Compensation Committee also has oversight of the Company’s equity-based compensation and annual incentive compensation plans and executive officer compensation, including approval of salary, bonus, equity awards, and employment/separation agreements. More information on executive compensation can be found in the Compensation Discussion & Analysis section of this proxy statement.

Finance and Risk Committee Meetings held in 2022: 4	Russell G. Noles (Chair) Lily Fu Claffee Derek G. Kirkland Drew E. Lawton
The Finance and Risk Committee oversees the Company’s risk framework, which includes recommending to the Board approval of the Company’s risk framework and risk appetite; approving the Company’s risk limits; annually reviewing the effectiveness of risk management; and, regularly reviewing top risks identified by management, the Company’s risk appetite, limits and triggers, processes related to the Committee’s risk framework, and reporting and monitoring of financial and non-financial risk, including information security and cybersecurity. The Committee also reviews activity reports relating to breaches of Company framework, policies, limits and remediation actions. The Committee makes recommendations to the Board on share repurchases, dividends, equity and debt issuances, M&A activity, and business and financial recovery plans. In addition, the Committee reviews emerging regulatory developments, and reports on financial management matters, including asset and liability management strategy; capital needs, liquidity, financing arrangements, and credit ratings; and investment strategy, portfolio composition, and investment performance of the general account.

Nominating and Governance Committee Meetings held in 2022: 4	Steven A. Kandarian (Chair) Lily Fu Claffee Martin J. Lippert Esta E. Stecher
The Nominating and Governance Committee oversees the Company’s corporate governance program, including annual review of the Board and committee structure and composition, recruitment and recommendation of director nominees, committee assignments, committee chairs, determinations of director independence and expertise, and director resignations. In addition, the Nominating and Governance Committee also develops and oversees succession planning and the annual performance evaluation process for the Board and the committees. Finally, the Nominating and Governance Committee has oversight of our ESG program, including activities related to environmental stewardship, Diversity and Inclusion, human capital, and corporate social responsibility.

(1)
All Audit Committee members are independent under applicable U.S. Securities and Exchange Commission (the “SEC”) and the NYSE rules and are “financially literate.” The Board has determined that Gregory Durant, the committee’s chair, qualifies as an “audit committee financial expert” under applicable SEC rules.

(2)
All Compensation Committee members are independent under applicable SEC and NYSE rules and are “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

32	2023 PROXY STATEMENT

Engagement
Engagement
Active Shareholder Engagement Informs Our Board
Shareholder Engagement
Jackson’s Board and management prioritize fostering long-term relationships with our shareholders. We proactively engage with shareholders and other stakeholders throughout the year to learn their perspectives on significant issues, including Board composition and practices, company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. This engagement helps us better understand shareholder priorities and perspectives and fosters constructive dialogue. Jackson is committed to a robust engagement program that promotes an active, year-round, open dialogue with shareholders and other stakeholders. These meetings strengthen Jackson’s relationship with our shareholders and reinforce our commitment to incorporate shareholder feedback into various decisions made by the Board and management.
2022 Shareholder Engagement Program by the Numbers
Our investor relations team maintains an open dialogue with the investment community, including our current shareholders. In addition to our quarterly earnings reports and quarterly earnings conference calls, the Company’s senior management engages in outreach through Jackson’s investor relations department, holding regular meetings with shareholders and participating in investor conferences. We communicate with investors and shareholders, as well as investment analysts, in small group sessions and through management presentations. We also reach out to existing and prospective shareholders over the course of each quarter. Investors and shareholders are invited to contact the investor relations team with questions regarding the Company’s results and strategy. In 2022, our investor relations team held over 60 meetings with over 50 investors representing approximately one-half of our shares outstanding. These investor relations-led engagements help build strong relationships with the investment community.
2022 Fall Shareholder Engagement Spotlight
We conducted our 2022 inaugural program of fall shareholder engagement by inviting our top shareholders to engage with us on a variety of topics. We extended invitations to 14 of our largest shareholders to meet individually and held five virtual meetings. Our independent Board Chair led some of the engagement meetings, along with our General Counsel, investor relations team, and Corporate Secretary.
Topics Covered During 2022 Shareholder Engagement
•
While our engagements with shareholders in 2022 covered a broad set of topics, shareholders focused on ESG matters.

•
Key messages included:

◦
Positive feedback on Jackson’s first published ESG Report

◦
A preference for majority voting over plurality voting for directors in uncontested elections

◦
An interest in our plans with respect to evolving our ESG reporting practices, including climate-related disclosure

◦
Support for the Company’s shift in NEO pay mix to strengthen the emphasis on long-term equity incentive compensation rather than the annual incentive bonus

We share feedback from engagement sessions with our directors, which informs the Board’s discussions in key areas. Jackson and our Board remain committed to consistent and substantive shareholder engagement and to incorporating shareholder perspectives in our governance and compensation discussions and ESG initiatives.
2023 PROXY STATEMENT	33

Engagement
Communication with the Board
Jackson has established a process by which shareholders and other interested parties may communicate with the Board, its committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:
INDIVIDUAL DIRECTOR	ENTIRE BOARD OF DIRECTORS
REGULAR MAIL	REGULAR MAIL	EMAIL

[Name(s) of Director(s)] Jackson Financial Inc. c/o: Corporate Secretary 1 Corporate Way Lansing, Michigan 48951	Board of Directors Jackson Financial Inc. c/o: Corporate Secretary 1 Corporate Way Lansing, Michigan 48951	boardofdirectors @jackson.com
Additional information concerning this process is available in the Board of Directors Communications Policy available under Governance in the investor relations section of our website at investors.jackson.com/governance.
34	2023 PROXY STATEMENT

Non-Employee Director Compensation
Non-Employee Director Compensation
The directors’ annual compensation program consists of a cash component and an equity component, with a greater emphasis on equity compensation. While directors do not receive additional fees for service on our Board committees, the chairs of our Board committees receive an additional cash retainer. The below table summarizes the directors’ total annual compensation:
ANNUAL DIRECTOR COMPENSATION
Compensation Component	Non-employee Director (other than Chair)	Chair of the Board
Annual Cash Retainer	$125,000	$270,000
Annual Equity Retainer (intended $ value)	$150,000	$330,000
Committee Chair Annual Cash Retainer
Audit Committee	$35,000
Compensation Committee	$25,000
Finance & Risk Committee	$35,000
Nominating & Governance Committee	$20,000
Based on the recommendation of the Company’s Nominating and Governance Committee, who reviewed market data supplied by Mercer U.S. LLC (“Mercer”), the Board’s independent compensation consultant, the above compensation for our directors was approved by the Board in 2022. Mercer completed a competitive study of our compensation peer group (the compensation peer group is described in the “Our Compensation and Governance Practices” section of the Compensation Discussion and Analysis). After a review of Mercer’s presentation, the Nominating and Governance Committee confirmed that our current non-employee director compensation levels approximated the market median and did not make any changes for 2022.
2022 Annual Director Compensation
The Company compensates directors based on a Board-service year beginning June 1 and ending May 31 (the “Service Year”), which timing generally aligns with the annual service of a director elected at an annual meeting of shareholders.
As described above, each director is entitled to receive an annual cash retainer, an annual equity retainer, and, for those serving as chair of a Board committee, an additional committee chair cash retainer. Each director may choose to receive an equity award in lieu of a cash retainer with a target value equal to the cash retainer that would otherwise have been made to such director for the Service Year. The annual equity retainer and equity elected in lieu of the cash retainer payment are delivered in the form of restricted share units (“RSUs”) or, at the election of a director, in the form of restricted shares.
For the 2022 Service Year, each non-employee director, other than the Chair, was awarded: (i) a cash retainer of $125,000 plus, as applicable, a committee chair cash retainer in an amount as noted in the table above (or, if elected by the non-employee director, an equity award of equivalent value to the cash retainer(s)); and (ii) an annual equity retainer with an intended value of $150,000. The number of RSUs, or restricted shares, comprising the equity awards were determined by dividing the intended value of the awards by $35.03, the average closing price of the Company’s common stock for the 10-trading day period immediately preceding the grant date, rounded down to the nearest whole share or share unit.
Equity awards received in lieu of an annual cash retainer or committee chair cash retainer (as applicable), generally will vest in equal quarterly installments after the grant date, consistent with the frequency of the quarterly payment of the annual cash retainer that the director would have otherwise received. The annual equity retainer cliff vests on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders, subject to the director’s continued service on the Board through such date. All RSUs settle in the Company’s common stock on a one-for-one basis upon the director’s departure from the Board, and restricted shares will continue to be restricted until the director’s departure from the Board.
Ms. Prieskorn, who is an employee of Jackson, does not receive any compensation for her service as a director.
2023 PROXY STATEMENT	35

Non-Employee Director Compensation
Board Chair Compensation
For the 2022 Service Year, the Board Chair was awarded: (i) a cash retainer of $270,000, (ii) a committee chair cash retainer of $20,000; and (iii) an annual equity retainer with an intended value of $330,000. The number of RSUs comprising the equity award were determined by dividing the intended value by $35.03, the average closing price of the Company’s common stock for the 10- trading day period immediately preceding the grant date, rounded down to the nearest whole share or share unit. The Board Chair’s annual equity retainer cliff vests on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders, subject to the Board Chair’s continued service on the Board through such date.
2022 Director Compensation Table
The table below summarizes each non-employee director’s annual compensation for the calendar year ended December 31, 2022. The amounts reported below are impacted by the timing of certain director compensation payments primarily because the full grant date fair value of equity awards granted in lieu of the annual cash retainer for the 2022 Service Year are reported, whereas only the portion of the annual cash retainer earned during the fiscal year is reported for those receiving cash.
NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL
Lily Fu Claffee	$116,745	$140,107	$0	$256,852
Gregory T. Durant	$160,000	$140,107	$0	$300,107
Steven A. Kandarian(3)	$290,000	$468,609	$0	$758,609
Derek G. Kirkland	$116,745	$140,107	$0	$256,852
Drew E. Lawton	$125,000	$140,107	$0	$265,107
Martin J. Lippert	$116,745	$140,107	$0	$256,852
Russell G. Noles	$93,333	$140,107	$0	$233,440
Esta E. Stecher	$140,107	$140,107	$0	$280,214

(1)
For Messrs. Durant, Kandarian, Lawton and Noles, this column includes annual cash retainer fees and chair fees (if applicable) for service through December 31, 2022. The amount in this column only reflects the cash Mr. Noles received for his annual cash retainer for the 2022 Service Year through December 31, 2022 as he elected to receive equity in lieu of cash for his 2021 Service Year. The value of that award was reported in the 2021 Director Compensation Table in our 2022 Proxy Statement. For Mses. Claffee and Stecher, and Messrs. Kirkland and Lippert, this column includes the value of RSUs and/or restricted shares for the period of June 01, 2022 through May 31, 2023, as they elected to receive equity in lieu of the cash retainer and chair fees (if applicable) for that period. The grant date fair values for equity awards received in lieu of cash were $116,745 for the annual cash retainer and $23,362 for the committee chair fees for Ms. Stecher.

(2)
Non-employee directors, other than Mr. Kandarian, received an annual equity award (comprised of RSUs or restricted shares) with a grant date fair value of $140,107 on June 9, 2022 for Board service for the 2022 Service Year. Mr. Kandarian received an annual equity award comprised of RSUs with a grant date fair value of $308,222 on June 9, 2022 for Board service for the 2022 Service Year. The stock price used to calculate the grant date fair value for these awards was $32.72.

All fair values were computed using the share price at the date of grant, in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation — Stock Compensation.” See Note 16 to the Company’s Consolidated Financial Statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K, for additional information on the Company’s Incentive Plan.
(3)
In addition, as previously disclosed in our 2022 Proxy Statement, Mr. Kandarian received a grant of 4,180 RSUs with a grant date fair value of $160,387 on January 31, 2022, for service from February 1, 2021, to May 31, 2021. Due to an administrative error, these RSUs were not granted on October 4, 2021 as intended when the other equity awards to non-employee directors were granted.

36	2023 PROXY STATEMENT

Non-Employee Director Compensation
The following table sets forth unvested RSUs and restricted stock awards held by each director as of December 31, 2022:
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(A)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(B)
Name	(#)	($)
Lily Fu Claffee	9,308.45	$323,841
Gregory T. Durant	7,465.06	$259,709
Steven A. Kandarian	42,168.50	$1,467,042
Derek G. Kirkland	9,308.45	$323,841
Drew E. Lawton	7,465.06	$259,709
Martin J. Lippert	9,308.45	$323,841
Russell G. Noles	7,465.06	$259,709
Esta E. Stecher	9,678.37	$336,710

(A)
The amounts in this column represent the number of outstanding unvested RSUs and/or restricted shares, including dividend equivalents credited as of December 31, 2022.

(B)
The values in this column were calculated by multiplying the number of unvested RSUs and/or restricted shares outstanding as of December 31, 2022 by $34.79, the closing price of Company common stock on December 31, 2022.

Directors’ Stock Ownership Guidelines
Stock ownership guidelines applicable to non-employee directors were established following the Company’s demerger in 2021. These guidelines provide that within five years after appointment or election, a director must own Jackson common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. All directors are expected to comply with the ownership guidelines in the stated timeframe; once a director achieves the required ownership level, future changes in the annual cash retainer fee will not impact the director’s compliance with the guideline.
We also adopted an Insider Trading Policy that expressly prohibits the hedging or pledging of Company shares by directors or executive officers (see the Hedging and Pledging Prohibition section of this proxy statement). No directors have hedged or pledged any of the shares that they beneficially own.
2023 PROXY STATEMENT	37

Security Ownership
Security Ownership
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Jackson to beneficially own more than 5% of Jackson’s common stock, as of December 31, 2022, except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENT OF CLASS(2)
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10055	6,411,352	7.7%
FMR LLC(4) 245 Summer Street Boston, Massachusetts 02210	5,659,123	6.8%
Prudential plc(5) 1 Angel Court London EC2R 7AG England	7,635,443	9.2%
The Vanguard Group(6) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	8,471,993	10.2%

(1)
As of February 1, 2022, all Class B Shares converted into shares of Class A Common Stock. As a result, no longer were Class B Shares issued and outstanding. On June 9, 2022, the Company’s shareholders approved the Third Amended and Restated Certificate of Incorporation, which among other things, eliminated the authorized Class B Shares, leaving 1,000,000,000 shares of Common Stock, par value $0.01 per share, as the sole class of authorized common stock.

(2)
Unless otherwise indicated, percentages calculated are based on Jackson common stock outstanding as described in the Schedule 13G or 13G/A filed by each respective beneficial owner with the SEC.

(3)
Based on information provided in a Schedule 13G filed on February 24, 2023, BlackRock, Inc., a parent holding company, has the sole power to vote or direct the vote of 6,215,636 shares and the sole power to dispose or to direct the disposition of 6,411,352 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of Jackson Financial Inc. The Schedule 13G certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Jackson Financial Inc. and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(4)
Based on information provided in a Schedule 13G/A filed on February 9, 2023, FMR LLC, a parent holding company, has the sole power to vote or direct the vote of 5,657,285 shares and the sole power to dispose or to direct the disposition of 5,659,123 shares. One or more other persons are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of Jackson Financial Inc. The interest of Fidelity Low-Priced Stock Fund, in the common stock of Jackson Financial Inc., amounted to 4,258,064 shares or 5.127% of the total outstanding common stock at December 30, 2022. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. This filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies (collectively, the “FMR Reporters”). This filing does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with SEC Release No. 34-39538 (January 12, 1998). The Schedule 13G/A certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Jackson Financial Inc. and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(5)
Based on information provided in a Schedule 13G/A filed on February 21, 2023, Prudential plc has the sole power to vote or direct the vote, and the sole power to dispose or to direct the disposition, of 7,635,443 shares. Prudential plc owns 9.2% of the total common stock outstanding. This percentage is based on 83,036,974 shares of outstanding as of November 3, 2022, as set forth in Jackson Financial Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022. Prudential plc certifies that, after reasonable inquiry and to the best of its knowledge and belief, the information in the Schedule 13G/A is true, complete, and correct.

38	2023 PROXY STATEMENT

Security Ownership
(6)
Based on information provided in a Schedule 13G/A filed on February 9, 2023, The Vanguard Group has shared voting power with respect to 76,771 shares, sole dispositive power with respect to 8,338,163 shares, and shared dispositive power with respect to 133,830 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. No one other person’s interest in the securities reported herein is more than 5%. The Schedule 13G/A certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under §240.14a-11.

2023 PROXY STATEMENT	39

Security Ownership
Security Ownership of Directors and Management
The table below shows the ownership of Jackson common stock by each director nominee, each of our NEOs, and all director nominees and all executive officers as a group, as of April 4, 2023, except as otherwise noted below. Additional details on the outstanding equity awards held by non-employee directors are included in the Non-Employee Director Compensation section above. Further, additional details on each NEO’s outstanding equity awards are included in the Compensation Discussion and Analysis section and related executive compensation tables below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Jackson shares.
NAME OF BENEFICIAL OWNER	SHARES	STOCK THAT MAY BE ACQUIRED WITHIN 60 DAYS(1)	PERCENT OF CLASS(2)
Non-Employee Directors
Lily Fu Claffee	13,773.60	5,441.13	*
Gregory T. Durant(3)	10,520.96	4,503.65	*
Steven A. Kandarian	34,663.42	9,907.62	*
Derek G. Kirkland(4)	19,690.85	5,441.83	*
Drew E. Lawton	7,520.96	4,503.65	*
Martin J. Lippert	13,773.60	5,441.13	*
Russell G. Noles	11,513.85	4,503.65	*
Esta E. Stecher	15,023.93	5,630.08	*
Named Executive Officers
Laura L. Prieskorn(5)	72,699.17	101,549.90	*
Marcia L. Wadsten	40,454.81	88,599.11	*
P. Chadwick Myers(6)	148,815.20	340,342.22	*
Craig D. Smith	27,467.94	50,828.64	*
Scott E. Romine	24,299.18	36,490.46	*
Director Nominees and Executive Officers as a Group	510,499.89	849,322.05	1.7%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
An asterisk (*) indicates less than 1%.

(3)
Mr. Durant owns 3,000 shares directly in a joint brokerage account in the name of Gregory T. Durant and Jill M. Durant, JTWROS TOD.

(4)
Mr. Kirkland owns 6,500 shares indirectly through The Kirkland Family Trust DTD March 26, 2010, where Mr. Kirkland and his spouse are the grantors, beneficiaries, and trustees.

(5)
Ms. Prieskorn owns 4,900 shares directly in a joint brokerage account in the name of L. Prieskorn and C. Prieskorn TTEE, where Ms. Prieskorn and her spouse are both the trustees and the beneficiaries.

(6)
Mr. Myers owns indirectly (a) 25 shares held in a Uniform Transfer to Minors Act custodial account where Mr. Myers is the custodian and the shares are held for the benefit of Mr. Myers’s son; and (b) 400 shares held in a Traditional Individual Retirement Account in his spouse’s name only. Mr. Myers also owns directly 51,500 shares held in a joint brokerage account in Mr. Myers’s and his spouse’s name.

40	2023 PROXY STATEMENT

Environmental, Social, and Governance
Environmental, Social, and Governance
Jackson is committed to being a responsible corporate citizen and strives to integrate ESG principles into its daily operations. Jackson’s strategy includes a balanced, long-term approach to serving our stakeholders, including customers, advisors, distribution partners, associates, the communities where we work, regulators, and shareholders. The Company will continue to evolve its ESG program in a manner that is beneficial to the Company and its investors. Currently, the Company reports with reference to the Sustainability Accounting Standards Board (“SASB”) standards to bring industry-specific consistency to our sustainability disclosure. We use the financials sector standards most closely aligned with our insurance business. We will continue to consider the most relevant frameworks and standards for potential future reporting, as those frameworks and standards evolve.
A Balanced Approach to ESG
Board Oversight and ESG Working Group
The Nominating and Governance Committee provides direct oversight of our ESG program, including diversity and inclusion initiatives. Our Chief Operating Officer leads our efforts with a multidisciplinary ESG Working Group, which includes senior leaders across the organization. The key objectives of the ESG Working Group include ensuring shared stakeholder commitment to our ESG standards and incorporation of these standards into our daily operations and long-term business strategy.
ESG Reporting
The Company reports with reference to the SASB standards to bring industry-specific consistency to our sustainability disclosure. We use the financials sector standards most closely aligned with our insurance business. SASB data is disclosed annually in our ESG Report, which may be found on jackson.com.
We also comply with the Michigan Department of Insurance and Financial Services and the New York State Department of Financial Services standards and other financial services standards most closely aligned with our insurance business. Jackson continues to evolve its ESG program in a manner that is beneficial to the Company and its investors.
The Company’s ESG webpage can be found at jackson.com/the-jackson-difference/environmental-social-governance. The information on the ESG website is not incorporated by reference in, and does not form a part of, this proxy statement or any other SEC filing. The Company intends to publish its 2022 ESG Report in 2023.
2023 PROXY STATEMENT	41

Environmental, Social, and Governance
Environmental
Sustainability & Climate Change
Jackson incorporates sustainability practices across the business, improving efficiency, practicing best-in-class facilities construction and maintenance, and measuring and mitigating climate-related risk. We are taking thoughtful steps to reduce our carbon footprint, consume energy more efficiently, and use natural resources in innovative and impactful ways, which result in reduced GHG emissions.
Our strong commitment to implementing long-term strategies that reduce our climate impact is demonstrated through activities like our on-site solar farm, recycling and waste diversion, and buildings with ENERGY STAR® certifications. In its first year of operation, the on-site solar farm is exceeding its targets for renewable energy generation and carbon reduction. In addition, our investment advisory subsidiary, PPM considers climate change and transition risk as part of our practice to invest Jackson’s General Account assets responsibly and JNAM evaluates external managers’ commitment to ESG principles.
Social
Valuing the People We Employ
Our strength lies in the people we employ and communities we serve. Jackson’s workplace culture is designed to offer significant career opportunities, competitive merit-based compensation, inclusive practices, world-class facilities, and the ability to work for a purpose-driven organization. We believe our collaborative and inclusive culture is one of our greatest strengths and is a significant factor in our ability to continue to be an industry leader. As of December 31, 2022, within Jackson’s workforce, approximately 46.9% of our associates are women and approximately 18.8% of our associates are racially diverse. In leadership, more than 50% of Jackson’s executive committee is gender or racially diverse. We are committed to workforce development and in 2022, 97.4% of associates received development training, totaling over 76,000 hours of training across the company.
Our Diversity and Inclusion Advisory Council (“Advisory Council”), sponsored by the Chief Human Resources Officer and Chief Operating Officer, assists the Company in identifying opportunities for advancing our diverse and inclusive work environment. The Advisory Council developed a framework and strategy, which includes ensuring an inclusive workplace, developing a diverse talent pool, leveraging diversity and inclusion in the marketplace and reporting our progress. We recognize the diversity of our associates’ backgrounds and cultures through voluntary, associate-led Business Resource Associate Groups (“BRAGs”). Supported by executive leadership and aligned with our mission and core values, our nine BRAGs provide opportunities to empower all associates to share their unique and diverse talents and experiences with each other.
Valuing The Communities We Serve
We demonstrate our commitment to corporate social responsibility through our corporate giving programs, which support nonprofits that strengthen families and create economic opportunities, ultimately improving the financial wellness of our entire community. We believe these community partnerships create shared value — we benefit from stronger associates, infrastructure, and opportunities in the places where we live and work; and our communities benefit from our donations and the commitment of our associates to giving back. The Company’s philanthropic efforts are multiplied by the generous giving of our associates through both local and national-level corporate giving programs.
Governance
The Company integrates ESG initiatives into its strategy and daily operations at each level of its business. This begins with direct ESG oversight by the Nominating and Governance Committee, which reviews the Company’s ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and Diversity and Inclusion. The Compensation Committee oversees the Company’s programs and policies for executive compensation and supports the Nominating and Governance Committee in its oversight of the Company’s human capital management programs and policies with respect to leadership engagement and effectiveness. In addition, both the Nominating and Governance and Compensation Committees play a role in ESG oversight. We believe this strong focus on governance supports the sustainability of our business.
42	2023 PROXY STATEMENT

Environmental, Social, and Governance
Information Security & Privacy for Customers
Jackson is devoted to upholding the highest standards for information security and data privacy programs through disciplined governance and risk management practices. Our Chief Information Security Officer (“CISO”) is a member of the senior leadership team and provides regular updates to the Board on cyber threats facing the organization, including the progress of our ongoing information security and privacy programs. The CISO also holds in-depth, dedicated sessions with the Finance and Risk Committee, scrutinizing cyber risks facing the Company. All members of staff, including temporary staff, are required to complete information security and privacy awareness training at least annually. Our Information Security Policy is regularly updated to align with multiple industry standards, including the National Institute of Standards and Technology Cyber Security Framework and relevant state insurance regulations in addition to Michigan and New York. We regularly assess and audit our program internally and externally, through benchmarking studies and assessments against our Information Security and Privacy Policies and Standards, and through external audits to ensure Sarbanes-Oxley compliance. Our Privacy Policy is also regularly reviewed and updated to align with industry best practices and state and federal regulatory requirements.
Investing Responsibly
We recognize the indirect impact our investment portfolio can have on the environment and society. Our investment advisory teams at PPM and JNAM consider ESG factors in their respective investment processes to align with our shared values across the Company. PPM is a signatory to the UN-supported Principles for Responsible Investment, which considers ESG factors when investing. JNAM oversees external managers on our variable annuity platform, performing a robust due diligence process that includes questions relating to ESG philosophy and processes.
See our summary oversight table in the Board Oversight of ESG Matters section of this proxy statement.
2023 PROXY STATEMENT	43

Proposal 2 — Ratification of Independent Auditor
Proposal 2 — Ratification of
Independent Auditor
The Board of Directors recommends that you vote FOR the Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2023
The Audit Committee and the Board of Directors believe that the continued retention of KPMG LLP (“KPMG”) to serve as the Company’s independent auditor for the year ending December 31, 2023, is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of KPMG will be present at the meeting to respond to appropriate questions from shareholders and to make any desired statements. The Audit Committee is directly and solely responsible for the appointment or replacement, retention, termination, compensation, and oversight of the independent external audit firm that performs audit services. In considering KPMG’s appointment for the 2023 fiscal year, the Audit Committee performed the following:
Obtained and reviewed a KPMG report describing:
•
KPMG’s internal quality-control procedures;

•
any material issues raised by the most recent quality-control review, or peer review, of KPMG, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by KPMG, and any steps taken to deal with any such issues;

•
any publicly available reports issued within the past five years by the Public Company Accounting Oversight Board (“PCAOB”) or other governmental or professional authorities concerning KPMG;

•
any PCAOB review of KPMG, or any inquiry or investigation by governmental or professional authorities, within the past five years, of KPMG, and any steps taken to deal with such issues; and

•
to assess KPMG’s independence, reviewed all relationships between KPMG and the Company consistent with the applicable requirements of the PCAOB.

Reviewed KPMG’s work in 2022 and evaluated KPMG’s qualifications, performance, and independence, including:
•
a review and evaluation of the lead partner on KPMG’s engagement with the Company;

•
the matters required to be communicated to audit committees in accordance with Auditing Standard No. 1301;

•
the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and

•
any “management” or “internal control” letter issued or proposed to be issued by KPMG to the Company.

KPMG has been retained as the Company’s independent auditor continuously since 1999. To ensure continuing auditor independence, the Audit Committee will at least annually assess all relationships between the auditor and the Company consistent with the PCAOB requirements, review and evaluate the lead partner of the independent audit team, and ensure the proper rotation of KPMG’s audit partner, lead partner and concurring partner occurs.
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against the proposal.
44	2023 PROXY STATEMENT

Proposal 2 — Ratification of Independent Auditor
Pre-Approval Policy for Audit and Non-Audit Services
The Company has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Jackson by its independent auditor. The Audit Committee is responsible for the review and approval of any fees associated with those services. Specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
The Audit Committee grants pre-approvals for categories of services at the start of each fiscal year. Pre-approvals are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts do not carry forward to the next year.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
The Company’s Senior Vice President, Controller and Chief Accounting Officer monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Senior Vice President, Controller and Chief Accounting Officer reports periodically to the Audit Committee on the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the chair of the Audit Committee.
Audit Fees, Audit-Related Fees and All Other Fees
The following table sets forth the fees for professional services rendered by KPMG with respect to fiscal years 2022 and 2021, respectively:
FEE CATEGORY	2022	2021
Audit Fees(1)	$12,481,813	$10,093,636
Audit-Related Fees(2)	$848,390	$654,600
Tax Fees(3)	$210,770	—
All Other Fees(4)	—	—
Total Fees	$13,540,973	$10,748,236

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Jackson’s annual financial statements, review of the interim financial statements included in Jackson’s quarterly reports on Form 10-Q, the audit of the demerger-date financial statements, and other services normally provided in connection with Jackson’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports, comfort letters, and other attestation services.

(3)
Tax Fees. Fees for tax services include fees billed for professional services rendered for tax compliance, tax advice, tax planning, and tax consulting.

(4)
All Other Fees. Fees for all other services include fees billed for all other professional services rendered, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

2023 PROXY STATEMENT	45

Proposal 2 — Ratification of Independent Auditor
Report of the Audit Committee
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter adopted by the Board that is reviewed annually. The charter is available in the Governance section of Jackson’s website at investors.jackson.com/governance.
Management is responsible for the Company’s internal controls, the financial reporting process, and for compliance with applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. KPMG, the Company’s registered public accounting firm, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
In performing its responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and KPMG, including the material weakness that was identified in the assessment of internal control over financial reporting. The Audit Committee discussed with KPMG matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (the “PCAOB”). KPMG also provided to the Audit Committee the written disclosures and letter required by PCAOB standards concerning KPMG’s independence, and the Audit Committee discussed with KPMG that firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC.
Gregory T. Durant, Chair
Derek G. Kirkland
Martin J. Lippert
Russell G. Noles
Members of the Audit Committee of
the Board of Directors
46	2023 PROXY STATEMENT

Proposal 3 — Say-on-Pay
Proposal 3 — Say-on-Pay
The Board of Directors recommends that you vote FOR the Advisory Vote to approve the compensation of the Named Executive Officers
As required by Section 14A(a)(1) of the Exchange Act and related rules of the SEC, the below resolution provides our shareholders an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The Company asks its shareholders for their non-binding advisory approval of the 2022 compensation of its NEOs. See the Compensation Discussion and Analysis section of this proxy statement.
Shareholders are being asked to approve the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the annual meeting of shareholders. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis section of this proxy statement, including the related tables, notes, and narrative.
While this Say-on-Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, value the opinions expressed by our shareholders and will consider the outcome of this Say-on-Pay vote when making future compensation decisions regarding the NEOs. The next say-on-pay vote will occur at the 2024 annual meeting of shareholders.
2023 PROXY STATEMENT	47

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis provides information about the material elements of compensation provided in 2022 to our named executive officers (“NEOs”).
Our 2022 NEOs are as follows:
NAME	TITLE
Laura L. Prieskorn	Chief Executive Officer and Director
Marcia L. Wadsten	Executive Vice President and Chief Financial Officer
P. Chadwick Myers*	Vice Chair, Jackson Holdings LLC
Craig D. Smith	President, CEO and Chief Investment Officer, PPM America, Inc.
Scott E. Romine	President and CEO, Jackson National Life Distributors LLC
*Mr. Myers ceased to be an executive officer as of December 31, 2022, and became a Senior Advisor on January 1, 2023.
Executive Summary
A solid foundation has been established in Jackson’s first full year as an independent public company. Our business demonstrated resiliency amid volatile equity market conditions and met its commitments to customers, partners, associates and shareholders. Management performed well and took proactive measures to mitigate the negative impacts of market stresses, protecting our statutory capital and delivering solid financial results. We also made meaningful progress across our business to better position Jackson for future success while further establishing the company as a leader within the annuities industry.
A few examples of our management team’s strong performance and focused, diligent execution of Jackson’s 2022 financial and strategic plans despite a difficult environment include:
Financial and Capital Strength
Jackson met or exceeded each of our four key financial targets for the year — capital return to shareholders, holding company liquidity, risk-based capital1 (RBC) ratio, and total financial leverage1.
Our full year capital return of $482 million was above the midpoint of the 2022 capital return target range of $425-$525 million.
Our cash and highly liquid securities at the holding company of approximately $675 million at the end of the year were significantly above Jackson’s targeted minimum liquidity buffer of $250 million.
We maintained a strong capital position at the operating company level, with a risk-based capital1 (RBC) ratio at Jackson National Life Insurance Company of 544% as of year-end 2022. Total adjusted capital1 was $7.0 billion, which represents a $400 million dollar increase from year-end 2021, despite having remitted $600 million dollars to the holding company in early 2022.
Jackson maintained a year-end financial leverage ratio1 of 18.3%, which was better than our long-term targeted range of 20-25% and compares favorably to industry and rating agency expectations.
We started 2023 with significant capacity for both continued investment in our business and capital return to shareholders.
Products, Sales, and Service
Our strength in the market has been built on our consistent presence, a compelling retirement value proposition, strong distribution relationships and our award-winning customer service.
We had overall annuity sales of $15.7 billion in 2022. Traditional variable annuity sales for Jackson and the industry were below historical levels, fixed and fixed indexed annuities provided modest incremental new sales and registered index-linked annuities (RILAs) were a source of sales growth and distribution expansion, reaching $1.8 billion in our first full year of RILA sales.

1
For the reconciliation of non-GAAP measures to the most comparable U.S. GAAP measure, please see the explanation of Non-GAAP Financial Measures in Appendix A.

48	2023 PROXY STATEMENT

Compensation Discussion and Analysis
We have a strong distribution network within our traditional broker-dealer channels and continued to expand our strong presence in the growing independent registered investment advisors (“RIAs”) channel. We ended 2022 with nearly 1,100 registered investment advisor firm agreements providing access to over 10,400 investment advisor representatives, and we entered three new outsourced insurance desk distribution partnerships, further increasing RIA access to our fee-based annuities.
We were once again recognized by the Service Quality Measurement Group, Inc. with several awards for excellence in contact center service, including Highest Customer Service in the Financial Industry in 2022.
Environmental, Social, and Governance (“ESG”) Initiatives
We published Jackson’s first annual ESG Report in May 2022 with full Sustainability Accounting Standards Board (SASB) disclosures. While ESG has been a focus at Jackson for many years, the report allowed us to more clearly articulate how this priority is embedded within our daily business activities. Through dedicated initiatives we continued our commitment to operate environmentally friendly office buildings, ensure an inclusive workplace, develop a diverse talent pool and give back to our local communities through volunteerism, monetary donations, and Board- and committee-level support.
Human Capital Support
Our success is attributed to the relentless efforts of our talented associates throughout 2022. Associates come to Jackson to work with a market leader, and we are grateful for their dedication to executing against our focused strategy. During 2022, we maintained a commitment to developing and supporting the needs of our workforce. With a goal of providing opportunities for continued growth and development, more than 96% of our associates received professional development training in 2022. Our associates continue to be supported with competitive compensation and a holistic benefits package that is regularly cited by associates, and recognized by independent business periodicals, as being industry leading.
Compensation Philosophy
Our compensation philosophy is designed to align the interests and incentives of our NEOs with those of our long-term shareholders by linking a substantial portion of each NEO’s compensation to achievement of performance metrics aligned with our strategy and includes the following general principles and objectives:
PAYING FOR PERFORMANCE	The majority of executive compensation is in the form of variable elements that are based on Company and individual performance results that drive increases in shareholder value
PROVIDING COMPETITIVE TARGET TOTAL DIRECT COMPENSATION (“TDC”) OPPORTUNITIES	We aim to offer competitive compensation that enables us to attract, motivate and retain high-performing executives
ALIGNING EXECUTIVES’ INTERESTS WITH SHAREHOLDER INTERESTS	A significant portion of our NEOs’ Target TDC is delivered in the form of stock-based incentives
ENCOURAGING LONG-TERM DECISION-MAKING	Our long-term incentive compensation program includes awards with multi-year overlapping performance or vesting periods
AVOIDING PROBLEMATIC PAY PRACTICES	We do not provide excessive perquisites, excessive change-in-control severance pay or excise tax gross-ups, and we will not reprice stock options without shareholder approval
REINFORCING STRONG RISK MANAGEMENT	Our compensation program is designed to avoid providing our associates with incentives to take excessive risks
MAINTAINING STRONG GOVERNANCE	Fostered by Compensation Committee oversight of our executive compensation program, we have a rigorous process in place to review plan design, the setting of financial goals and target TDC levels, and review risk, control and conduct issues, and adjust compensation levels as appropriate
2023 PROXY STATEMENT	49

Compensation Discussion and Analysis
Our Compensation and Governance Practices
WHAT WE DO	WHAT WE DON’T DO
Pay-for-performance compensation philosophy	No hedging or pledging of Company stock by executive officers or directors
Significant majority of executive compensation in the form of at-risk, performance-based pay
Annual incentive program linked to financial and strategic goals including ESG performance	No “single-trigger” or excessive change-of-control severance benefits
Multi-year vesting and/or performance periods for equity grants; appropriately capped incentive levels
Multiple performance metrics which deter excessive focus on a singular performance goal	No golden parachute excise tax gross-ups in connection with a change-of-control
“Clawback” policy for incentive programs in the event of an accounting restatement, breach of law or misconduct during the performance period	No repricing of options permitted in the Jackson Financial Inc. 2021 Omnibus Incentive Plan (“Jackson OIP”) without shareholder approval
Robust stock ownership guidelines
Annual assessment of compensation risks	No evergreen provision in the Jackson OIP
Limited perquisites	No payout of dividend equivalents accrued on equity awards unless and until underlying award vests
Independent compensation consultant
Say-on-Pay Results
At our 2022 annual meeting of shareholders, strong support was expressed for our executive compensation programs with over 96% of votes cast in favor of the non-binding advisory resolution on executive compensation. The results of our “say-on-pay” advisory vote and feedback from our shareholder outreach discussions are part of the Compensation Committee’s regular review of our executive compensation programs.
Role of the Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to executive compensation. The Compensation Committee is currently responsible for:
•
Establishing and periodically reviewing the Company’s general compensation philosophy, strategy and principles, and, in consultation with senior management and taking into account shareholder feedback (including the results of our Say-on-Pay vote), overseeing the development and implementation of compensation programs in accordance with those principles.

•
Annually reviewing and approving corporate goals and objectives relevant to the CEO’s total compensation, evaluating the CEO’s performance and recommending for approval by the independent directors of the Board the CEO’s total compensation level.

•
Annually reviewing and approving corporate goals and objectives relevant to the compensation of the other NEOs; with input from the CEO, evaluating the performance of these executive officers; reporting the results to the Board; and reviewing and approving incentive compensation levels for NEOs other than the CEO.

•
Reviewing and approving all compensation arrangements for executive officers other than the CEO, including employment, consulting, retirement, severance, and change-in control agreements.

•
Reviewing and making recommendations to the Board with respect to the Company’s equity-based compensation programs.

50	2023 PROXY STATEMENT

Compensation Discussion and Analysis
•
Reviewing and approving the Company’s annual incentive compensation programs.

•
Reviewing and overseeing compliance with the Company’s executive officer stock ownership guidelines, hedging, pledging, and clawback policies.

•
Overseeing management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk-taking.

The Role of Our CEO
Ms. Prieskorn, as part of her CEO responsibilities, evaluates each other executive officer’s performance and makes recommendations regarding the executive officers’ compensation to the Compensation Committee.
The Role of the Compensation Committee’s Independent Compensation Consultant
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations and recommendations from management and compensation and benefits consultants, including its independent compensation consultant, Mercer U.S. LLC (“Mercer”). Mercer provides research, analysis, and independent advice on topics such as the compensation of our NEOs, executive compensation trends, and peer companies that may be utilized for comparative purposes. Mercer reports directly to the Compensation Committee, and the Compensation Committee may replace the firm or hire additional consultants or advisors at any time.
At the Compensation Committee’s direction, Mercer attends Compensation Committee meetings, reviews and advises on all materials provided to the Compensation Committee for discussion and approval, and undertakes special projects as assigned.
The Compensation Committee has assessed the independence of Mercer based on the New York Stock Exchange listing standards and applicable SEC rules and regulations and concluded that Mercer’s engagement does not raise any conflicts of interest.
Compensation Peer Group
Prior to setting target compensation levels for our NEOs, the Compensation Committee reviews the base salary, target short-term incentive, target equity-based long-term incentive and TDC of each NEO, and compares these elements of compensation to equivalent positions at a select group of peer companies. This peer group is evaluated by the Compensation Committee on an annual basis taking into account the advice of its independent compensation consultant. The companies in our peer group were selected after careful consideration of a range of relevant factors including size, industry and those which we compete with for executive talent, among other factors. The Compensation Committee considers pay data from the peer group as an important reference point in determining how to continue to provide competitive pay opportunities.
The peer group used for 2022 executive compensation decisions included the following companies:
2022 COMPENSATION PEER GROUP
American Equity Investment Life	Ameriprise Financial	Brighthouse	CNO Financial

Equitable	Genworth Financial	Guardian Life	Lincoln National

Pacific Life	Principal Financial	Unum Group	Voya Financial
2023 PROXY STATEMENT	51

Compensation Discussion and Analysis
Elements of Our Executive Compensation Program
Overview
For 2022, the compensation program for our NEOs consisted of base salary, cash-based short-term annual incentive bonus, long-term incentives and limited perquisites. Collectively, these elements of compensation are designed to further the goals set forth in our compensation principles and our pay-for-performance philosophy.
The graphics below present the 2022 pay mix for our CEO and other NEOs, as well as the pay mix for the CEO and other named executive officers in our peer group.
Below we discuss each element of our executive compensation, the reason for providing each element, and how each element fits into our overall compensation philosophy.
Base Salary
The Company provides base salaries that are reflective of the responsibilities of each role while maintaining competitiveness in the markets in which we compete for talent. Consistent with our pay-for-performance philosophy, base salaries comprise not only the smallest percentage of our NEOs’ total compensation, but also the only fixed pay element. The Compensation Committee annually reviews and, if appropriate, adjusts each NEO’s base salary. For the CEO’s base salary, the Compensation Committee recommends any adjustment to our independent directors of the Board for approval. When determining if a base salary adjustment is warranted, the Compensation Committee considers several factors including:
•
Company performance against business objectives;

•
changes in individual levels of responsibility;

•
individual performance and experience;

•
market data regarding similar positions in our peer group and the broader financial sector;

•
salaries of similar internal roles;

•
knowledge of our unique business and relationships; and

•
general economic conditions.

52	2023 PROXY STATEMENT

Compensation Discussion and Analysis
While the Compensation Committee considers the above factors to guide their decisions, it does not rely on them exclusively. The Compensation Committee exercises its business judgment based on a thorough assessment of our NEOs’ compensation levels and their overall alignment with our compensation philosophy and pay strategy.
In February 2022, the Compensation Committee approved the base salary for each NEO, except for Ms. Prieskorn, whose salary was approved by the independent members of the Board. The table below sets forth the annualized base salaries of our currently employed NEOs as of December 31, 2022.
NAME	2022 SALARY (AS OF DECEMBER 31, 2022)
Laura L. Prieskorn	$1,000,000
Marcia L. Wadsten	$800,000
P. Chadwick Myers	$950,000
Craig D. Smith	$525,000
Scott E. Romine	$650,000
Short-Term Incentives for 2022
The annual incentive plan is an important element of NEO compensation. The annual incentive focuses NEOs on the achievement of organizational and individual results within a performance year by providing variable compensation that is determined by performance, measured on a Company-wide basis or with respect to one or more business units, divisions or affiliates, and on individual performance. The target performance objectives are intended to balance the need to achieve our financial and strategic goals while setting challenging standards of performance.
Our NEOs participate in the same annual incentive programs as the broader leadership team. Details regarding these annual incentive programs are discussed below.
Jackson Financial Inc. Annual Bonus Program
Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers participated in the Company’s 2022 Jackson Financial Inc. Annual Bonus Program (“Jackson Annual Bonus Program”). Participants in the 2022 Jackson Annual Bonus Program are eligible to receive payouts at various thresholds based on achievements of certain performance measures established by the Compensation Committee at the beginning of each fiscal year. The performance measures that were selected and approved by our Compensation Committee were consistent with the performance measures selected in 2021 after the demerger, and included:
•
Adjusted Pre-Tax Operating Earnings, which measures profitability;

•
Excess Capital Generation, which focuses on building capital to support deleveraging and returning capital to shareholders in the future; and

•
Key Strategic Objectives, which encourages the achievement of various business objectives including the implementation of our strategic plans, product distribution and ESG initiatives. The specific objectives that comprise the key strategic objectives, which is 20% of the 2022 Jackson Annual Bonus Program, are as follows:

Strategy reset
◦
Development of our strategic plan as an independent company

◦
Establish and execute Investor Relations and Rating Agency strategies that reinforce a consistent message to the investment community, rating agencies and regulators to inform and successfully engage with these key constituents

Grow distribution partners and channels
◦
Expand distribution of RILA, establishing as a core product

◦
Increase number of advisors selling more than one product group

◦
Grow the number of actively producing advisors

2023 PROXY STATEMENT	53

Compensation Discussion and Analysis
ESG Objectives
◦
Environment: Install and operate new solar farm as a renewable energy source and drive operational efficiencies through the utilization of green power strategies to reduce carbon output

◦
Social: Enhance an inclusive and diverse organization achieving key milestones, such as establishing a Diversity and Inclusion (D&I) Value Proposition, promoting associate resource groups and embedding D&I content into education curriculum. Drive our philanthropic efforts and engage our associates to volunteer in our local communities

◦
Governance: Establish new business processes to support the timely SEC filings required of a public company

2022 SHORT-TERM INCENTIVE PERFORMANCE MEASURES/PAYOUT LEVEL
Goal	Weighting	Threshold(1) 50%	Target(1) 100%	Maximum(1) 200%
Adjusted Pre-Tax Operating Earnings(2)	40%	$1,894m	$2,367m	$2,840m
Excess Capital Generation(3)	40%	$188m	$688m	$1,188m
Key Strategic Objectives	20%	See description above

(1)
If actual performance is below the threshold level for a performance measure, then there will be a 0% payout for such measure. If actual performance for a performance measure is between the threshold and target levels, or between the target and maximum levels, then straight-line interpolation will be used to determine the payout percentage.

(2)
For the reconciliation of “Adjusted Pretax Operating Earnings” and non-GAAP measures to the most comparable U.S. GAAP measure, please see the explanation of Non-GAAP Financial Measures in Appendix A.

(3)
Please see Appendix A for an explanation of how “Excess Capital Generation” is calculated.

2022 Annual Bonus Performance Metric Results
The table below describes the threshold, target, and maximum payout levels for each performance measure, including the actual performance achieved and the payout percentage for each performance measure (including the overall cumulative payout percentage, which is used to determine the ultimate payout against the target annual cash incentive amount for each NEO).
2022 SHORT-TERM INCENTIVE PERFORMANCE METRIC RESULTS
Goal	Weighting	Threshold(1)	Target(1)	Maximum(1)	Actual Performance	Payout Percentage	Weighted Payout
		50%	100%	200%
Adjusted Pre-Tax Operating Earnings(2)	40%	$1,894m	$2,367m	$2,840m	$1,669m	—%	—%
Excess Capital Generation(3)	40%	$188m	$688m	$1,188m	$1,064m	175.0%	70.0%
Key Strategic Objectives(4)	20%	See description above			Target	100.0%	20.0%
Cumulative Payout Percentage							90.0%

(1)
If actual performance is below the threshold level for a performance measure, then there is a 0% payout for such measure. If actual performance for a performance measure is between the threshold and target levels, or the target and maximum levels, then straight-line interpolation is used to determine the payout percentage.

(2)
For the reconciliation of “Adjusted Pretax Operating Earnings” and non-GAAP measures to the most comparable U.S. GAAP measure, please see the explanation of Non-GAAP Financial Measures in Appendix A.

(3)
Pursuant to the terms of the Jackson Annual Bonus Program, the Compensation Committee made limited, previously contemplated adjustments to the 2022 Excess Capital Generation results related to specific events that occurred during 2022 including unanticipated negative equity return and favorable interest rate variances as compared to when the goals were initially approved by the Compensation Committee. Please see Appendix A for an explanation of how “Excess Capital Generation” is calculated.

(4)
The Compensation Committee determined that management met the Key Strategic Objectives in line with expectations, noting, among other items, that:

–Strategy Reset: The investor relations team and senior management conducted over 60 meetings with over 50 investors, including participation in several conferences, and the ratings agencies team and senior management conducted 32 formal meetings with ratings agencies.
54	2023 PROXY STATEMENT

Compensation Discussion and Analysis
–Grow Distribution Partners and Channels: RILA product sales increased substantially in 2022, establishing it as a core product for Jackson in just over a year. RILA has contributed to a significant increase in producers who are either new to Jackson or reactivated.
–ESG: The Company’s solar farm project was completed in April 2022, both on time and on budget. Electricity generation with the project significantly exceeds original expectations, generating 35% of the total utility consumption for one of the two main buildings on our headquarters’ campus in the first three quarters of operation.
–ESG: Our Diversity and Inclusion Advisory Council and BRAGs developed an organizational value proposition statement with our associates to further strengthen our inclusive culture. We revamped our “Managing at Jackson Live” education series to demonstrate the importance of inclusion in all we do and to reinforce Jackson’s values.
Annual Bonus Payout Amounts for Fiscal Year 2022
2022 BASE SALARY	X	ANNUAL BONUS TARGET	X	APPROVED PAYOUT PERCENT	=	ANNUAL BONUS AMOUNT
To receive an annual bonus, an NEO must remain employed by the Company through the payment date, except in cases of termination due to death, disability or qualifying retirement (each as defined in the Jackson OIP), in which case the NEO will be paid a pro-rated bonus based on the portion of the performance year worked.
The Compensation Committee, in its discretion, may vary individual bonus percentage payouts based on an individual NEO’s performance. For 2022, the Compensation Committee determined that it was appropriate to award a cash bonus based on the full bonus pool funding level of 90.0% for Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers in consideration of their extraordinary performance in navigating the business through a challenging environment and achieving the Company’s strategic goals in 2022.
The table below sets forth the 2022 target bonuses and actual bonus amounts earned for each of Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers. The cash bonuses earned by these NEOs are reflected in the “Non-Equity Incentive Compensation” column of our 2022 Summary Compensation Table.
	2022 SHORT-TERM INCENTIVE PROGRAM AWARDS
NAMED EXECUTIVE OFFICER	Target Bonus	Approved Payout Percentage	Actual Bonus Amount
Laura L. Prieskorn	$2,000,000 (200% of Base Salary)	90.0%	$1,800,000
Marcia L. Wadsten	$1,400,000 (175% of Base Salary)	90.0%	$1,260,000
P. Chadwick Myers	$1,662,500 (175% of Base Salary)	90.0%	$1,496,250
Scott E. Romine	$975,000 (150% of Base Salary)	90.0%	$877,500
PPM 2022 Bonus Pool. Mr. Smith participated in the PPM 2022 Bonus Pool (the “PPM Bonus Pool”), approved by the Compensation Committee for PPM associates. In 2022, 90% of the PPM Bonus Pool was funded based on investment criteria delivered for each of PPM’s clients on an assets under management-weighted basis. For some clients, the assessment was based primarily on one- and three-year performance of funds against their respective benchmarks or peer groups; for others, it was a combination of investment performance and other measures, such as purchase spreads or credit losses. Each client also had the opportunity to assess a discretionary element to address issues like client service, compliance, and similar factors. The remaining 10% of the PPM Bonus Pool was funded based on a qualitative assessment of PPM’s achievement of fundamental financial and productivity goals relating to pre-tax net income, basis point costs, and core operating earnings. Based on 2022 performance, the PPM Bonus Pool was funded at 123.1% of the target funding amount. For 2022, Mr. Smith was allocated 117.4% of his target bonus, a figure between the Jackson and PPM pool outcomes, reflecting his transition during the year into additional responsibilities also spanning across Jackson.
2023 PROXY STATEMENT	55

Compensation Discussion and Analysis
	2022 SHORT-TERM INCENTIVE PROGRAM AWARDS
NAMED EXECUTIVE OFFICER	Target Bonus	Approved Payout Percentage	Actual Bonus Amount
Craig D. Smith	$1,312,500 (250% of Base Salary)	117.4%	$1,541,000
Long-Term Incentives for 2022
Our long-term incentive (“LTI”) program is designed to incentivize the delivery of longer-term business goals, sustainable long-term returns for shareholders, and strategic priorities. In line with our pay-for-performance philosophy, long-term incentive compensation forms a significant part of the compensation package for each of our NEOs. The LTI program also serves as a key tool for attracting and retaining senior-level talent and rewards participants based on longer-term business outcomes to align our NEOs’ interests with the interests of our shareholders.
Each NEO was granted an award of performance share units (“PSUs”) and restricted share units (“RSUs”) on March 10, 2022 (the “2022 Grant Date”) under our LTI program. Each NEO’s aggregate target LTI award for 2022 was granted 60% in the form of PSUs and 40% in the form of RSUs. The number of units granted to each NEO was determined by dividing the dollar value of the NEO’s target award by the average closing price of the Company’s common stock for the 10-trading day period immediately prior to the 2022 Grant Date. Any PSUs and RSUs that vest will be settled in shares of the Company’s common stock. To further strengthen the alignment of executives’ interests with those of long-term shareholders, all equity awards are subject to our Compensation Clawback Policy, stock ownership guidelines and our Insider Trading Policy.
PSUs. The 2022 PSUs may be earned based on the Company’s achievement of certain financial performance measures over a three-year performance period commencing on January 1, 2022 and ending on December 31, 2024. PSUs may vest between 0% and 200% of the target award based on the level of achievement of the performance measures. The performance measures used for the PSUs focus on critical financial measures and provide a balance between cash flow generation and return on equity. The performance measures are as follows:
•
Generation of Net Cash Flow Available to JFI, which supports facilitation of deleveraging and shareholder capital return; and

•
Adjusted Operating Return on Equity (“ROE”), which helps ensure a strong underlying financial performance of the business.

The weighting and the threshold, target, and maximum performance goals for each of the two performance measures are set forth in the following table.
2022-2024 GOALS(1)
Performance Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Generation of Net Cash Flow Available to JFI(2)	60%	$2,578m	$4,078m	$5,578m
Adjusted Operating ROE(2)	40%	19.0%	23.8%	28.6%

(1)
If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation.

(2)
This is a non-GAAP measure. See Appendix A for reconciliation to the most directly comparable financial measure or measures calculated and presented in accordance with U.S. GAAP.

56	2023 PROXY STATEMENT

Compensation Discussion and Analysis
Any PSUs that become earned based on the achievement of the performance measures will vest on March 10, 2025. The table below sets forth the target number of PSUs granted to each NEO in 2022 under our LTI program and the value of such PSUs based on the closing price of the Company common stock on the 2022 Grant Date of $39.68.
NEO	PSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	93,558	3,712,381
Marcia L. Wadsten	33,742	1,338,883
P. Chadwick Myers	82,630	3,278,758
Craig D. Smith	26,840	1,065,011
Scott E. Romine	24,923	988,945
RSUs. The RSUs granted in 2022 will vest in equal tranches on the first, second and third anniversaries of the 2022 Grant Date. The table below sets forth the number of RSUs granted to each NEO in 2022 under our LTI program and the value of such RSUs based on closing price of the Company’s common stock on the 2022 Grant Date of $39.68.
NEO	RSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	62,372	2,474,921
Marcia L. Wadsten	22,494	892,562
P. Chadwick Myers	55,086	2,185,812
Craig D. Smith	17,893	709,994
Scott E. Romine	16,615	659,283
If the Company declares and pays a cash dividend on its common shares, a dividend equivalent equal to the cash dividend will be credited on then outstanding PSU and RSU awards. That dividend equivalent will be deemed reinvested in additional PSUs or RSUs, as applicable, and will be subject to the same vesting and other terms and conditions as the underlying PSU or RSU awards. A dividend equivalent is not payable unless and until the related PSU or RSU award is paid.
PSUs and RSUs vest subject to an NEO’s continued employment through the vesting date(s). The treatment of outstanding PSU and RSU awards upon an NEO’s termination and/or a change in control of the Company is described below in the “Potential Payments Upon Termination or Change in Control” section.
PPM Performance Incentive Award Plan. Mr. Smith participates in the PPM Performance Incentive Award Plan (the “PIA”). The PIA is intended to further align individual compensation to the investment performance delivered to PPM clients. For 2022, Mr. Smith received an award under the PIA with a grant date value of $367,500. PIA awards are notionally invested in shares of PPM mutual funds and fully vest on the third anniversary of the grant date, subject to continued employment through the vesting date. Upon vesting, participants receive a cash payment equal to the value of their notionally invested award as of such vesting date.
The 2019 PIA awards previously granted to Mr. Smith in 2019 vested in April 2022. The cash amount payable under this award ($367,391) is included in the “Non-Equity Incentive Compensation” column of our Summary Compensation Table. The amount was determined based on returns in the PPM Core Plus Fixed Income Fund, PPM High Yield Core Fund, and PPM Small Cap Value Fund (the latter of which no longer exists) managed by PPM during the three-year performance period, which represented a return of 13.0% on the original grant amounts of $325,000 in 2019.
The 2022 PIA award granted to Mr. Smith is reflected in the Grants of Plan-Based Awards for the fiscal year 2022 table and, should Mr. Smith be an NEO for fiscal year 2025, will be reflected in the “Non-Equity Incentive Compensation” column of our 2025 Summary Compensation Table when earned.
Stock Ownership Guidelines
The Compensation Committee oversees stock ownership guidelines applicable to senior executives of the Company. The key terms of the stock ownership guidelines are as follows:
TITLE	REQUIRED HOLDINGS
CEO	7 x annual base salary
Executive Committee members	4 x annual base salary
Senior Vice Presidents (and equivalent)	1 x annual base salary
2023 PROXY STATEMENT	57

Compensation Discussion and Analysis
Each covered executive is required to achieve the applicable stock ownership level within five years after becoming subject to it. For purposes of determining ownership levels, stock held outright, vested stock held in deferred accounts, stock held in retirement accounts, and unvested stock-settled RSUs granted under the Jackson OIP are counted. Unvested PSUs do not count toward determining ownership levels. Once an executive has acquired sufficient Company common stock to meet the share ownership requirement, such number of shares then becomes the officer’s minimum ownership requirement (even if the officer’s salary increases or the fair market value of such shares subsequently changes) unless the officer is promoted to a higher level. If a covered executive fails to meet the guidelines within five years, a mandatory deferral of all or a portion of the executive’s annual bonus payment into RSUs will be applied.
Nonqualified Deferred Compensation Plan
Jackson National Life Insurance Company Management Deferred Income Plan (“MDIP”). All NEOs are eligible to participate in the MDIP, an unfunded, non-qualified deferred compensation plan offered to a select group of management and highly compensated associates. Participation in the MDIP is voluntary and provides participants the opportunity to defer income until a later date. Participants may elect to defer a portion of their salary and/or annual incentive bonus during an open enrollment period prior to the year in which the compensation is earned. Amounts deferred are credited to a bookkeeping account and are always 100% vested. A participant may direct the deemed investment of his or her account among the notional investment options available. A participant may elect to receive payment of deferred amounts upon termination of employment or after a specified calendar year. Payment options include a single lump sum or annual installments not to exceed 25 years.
For more information on the Company’s deferred compensation plans, see the fiscal year 2022 Nonqualified Deferred Compensation table.
Tax Implications
Section 162(m) of the Internal Revenue Code generally limits the deductibility, for federal income tax purposes, of compensation paid to certain executives of publicly held companies to $1 million per person per year. As a publicly held Company, we are subject to the Section 162(m) compensation deduction limits. However, our Compensation Committee has the ability to authorize compensation payments that are not deductible for federal income tax purposes when the Compensation Committee believes that such payments are appropriate to attract, retain and incentivize executive talent.
Limited Perquisites and Other Benefits
The Company provides limited perquisites to its associates, including the NEOs, to facilitate the performance of their management responsibilities.
We maintain corporate aircraft which are used primarily for business travel by our executive officers to provide the CEO and certain direct reports of the CEO with a secure and private environment in which to work while they travel, and to promote the efficient and effective use of their time. The NEOs and their guests may occasionally use our corporate aircraft for non-business purposes, subject to approval on a case-by-case basis and the availability of planes and crews. Our NEOs incur taxable income, calculated in accordance with the U.S. Department of Transportation Standard Industry Fare Level Rates, for personal use of our corporate aircraft. We do not grant bonuses or other compensation to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel on our corporate aircraft.
Jackson Financial Inc. Severance Plan
All NEOs are eligible to participate in the Jackson Financial Inc. Severance Plan (“Severance Plan”). The Compensation Committee adopted the Severance Plan, effective as of November 7, 2022, to provide severance benefits to a select group of executives. The CEO’s eligibility to participate in the Severance Plan was approved on November 7, 2022 by the independent directors of the Board.
The Severance Plan provides for a lump sum cash payment to a participant in the event of his or her employment termination by the Company without Cause or by the participant with Good Reason, each as defined in the Severance Plan. The participant’s receipt of that lump sum cash payment is conditioned upon the participant’s execution and non-revocation of a release of claims in favor of the Company. The amount of the lump sum cash payment for the NEO group in the event of a qualifying termination under the Severance Plan is calculated as:
•
for the CEO, a two times multiple of the “severance compensation basis”; and

•
for the other NEOs, a 1.5 multiple of the “severance compensation basis”.

58	2023 PROXY STATEMENT

Compensation Discussion and Analysis
The “severance compensation basis” includes a participant’s annual base salary, target annual bonus for the year of termination and the amount required for 12 months of COBRA continuation coverage. The Severance Plan also provides for the payment of a pro-rated annual bonus for the year in which the termination occurs and, if termination occurs before the annual bonus for the immediately prior year is paid, an earned annual bonus for that prior year. The payments are in addition to payments in respect of accrued rights, which include accrued but unpaid base salary, and benefits provided under the Company’s associate benefit plans upon a termination of employment. In the event of a termination for Cause, the Severance Plan provides for the payment of the accrued rights, but not a lump sum cash payment, a pro-rated annual bonus, or an earned annual bonus.
If the participant holds outstanding LTI awards at termination, those awards are treated in the manner set forth in the relevant plan document and award agreement(s).
Retirement Plans
All NEOs participate in the Jackson National Life Insurance Company Defined Contribution Retirement Plan (“DCRP”), in which all U.S.-based associates are generally eligible to participate. Under the DCRP, a 401(k) plan, associates are permitted to contribute a percentage of their annual eligible compensation, subject to limits imposed by the Internal Revenue Code and the plan. The Company matches 100% of the first six percent of eligible compensation contributed and may make a discretionary profit-sharing contribution. We do not provide or maintain any defined benefit plans or supplemental executive retirement plans.
Compensation Clawback Policy
The Company maintains a Compensation Clawback Policy, which provides the Compensation Committee the ability to recover long-term and/or short-term incentive compensation from executives, including our NEOs, in the event of fraud, malfeasance and/or a material financial restatement. The Company will seek to recover any incentive compensation where:
•
the incentive compensation was predicated on achieving certain financial results that are subsequently the subject of a substantial restatement of the Company’s filed financial statements and the Compensation Committee determines that the executive engaged in intentional misconduct that caused or substantially caused the need for a substantial or material restatement and a lower or no payment or award would have been made or granted to the executive based on the restated financial results; and/or

•
the Compensation Committee concludes that the executive engaged in fraud, embezzlement, or a violation of his or her employment agreement including:

◦
the violation of the Company’s Code of Conduct and Business Ethics, or

◦
misconduct that either results in or could reasonably be expected to result in material reputational or other harm to the Company.

In addition, the Board intends to update the Company’s executive compensation recoupment provisions as necessary to comply with new NYSE requirements before the rules become effective.
Report of the Compensation Committee
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2023 Annual Meeting of Shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually. The current Charter is available to shareholders at the Governance section of Jackson’s investor relations page of its website at investors.jackson.com/governance.
Esta E. Stecher, Chair
Gregory T. Durant
Steven A. Kandarian
Drew E. Lawton
Members of the Compensation Committee
of the Board of Directors
2023 PROXY STATEMENT	59

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The following Summary Compensation Table and accompanying footnotes present important information regarding compensation for each of our NEOs. Additional information regarding the elements of compensation approved by the Compensation Committee are detailed in the compensation discussion and analysis above.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL COMPENSATION ($)
Laura L. Prieskorn Chief Executive Officer	2022	1,000,000	—	6,187,302	1,800,000	33,291	74,120	9,094,713
	2021	768,846	268	5,299,800	8,220,000	42,855	122,406	14,454,175
Marcia L. Wadsten Executive Vice President & Chief Financial Officer	2022	800,000	—	2,231,444	1,260,000	67,589	36,600	4,395,633
	2021	576,635	3,844	3,368,068	2,959,200	89,783	34,800	7,032,330
P. Chadwick Myers Vice Chair of Jackson Holdings LLC	2022	950,000	—	5,464,571	1,496,250	103,537	124,553	8,138,912
	2021	680,000	266	3,714,804	6,707,500	142,548	68,975	11,314,093
	2020	680,000	4,502,054	6,045,814	—	114,702	352,677	11,695,247
Craig D. Smith President Chief Executive Officer and Chief Investment Officer, PPM	2022	525,000	—	1,775,005	1,908,391	—	36,600	4,244,997
	2021	450,000	224	1,337,297	2,536,505	—	34,800	4,358,826
	2020	395,000	—	787,518	2,134,423	—	53,761	3,370,702
Scott E. Romine President of Jackson National Life Distributors	2022	650,000	1,648	1,648,228	877,500	5,780	36,600	3,219,756
	2021	358,654	247	1,579,847	1,435,500	6,507	34,800	3,415,555

(1)
Amounts reported in this column reflect the actual amount of base salary paid to each NEO in that year.

(2)
The amount in this column for 2022 consists of an anniversary bonus of $1,648 for Mr. Romine.

(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the applicable year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”). See Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for assumptions used to determine the values of these awards.

The amounts included in this column for PSUs granted in 2022 under the Company’s LTI program are calculated based on the achievement of the performance goals at target levels for such awards. If the highest level of performance is achieved, and using the grant date share price of $39.68, the maximum value for these PSUs are:
Laura L. Prieskorn	Marcia L. Wadsten	P. Chadwick Myers	Craig D. Smith	Scott E. Romine
$7,424,762	$2,677,766	$6,557,516	$2,130,022	$1,977,890

(4)
Amounts reported in this column reflect the amounts paid under the Company’s annual cash incentive plans for the 2022 performance year. More information regarding the terms of the annual cash incentive awards is summarized under “Compensation Discussion and Analysis — Short-Term Incentives for 2022”. The amount reported for Mr. Smith reflects the amount paid under the PPM Bonus Pool ($1,541,000) and the payout of his 2019 PIA Award ($367,391) which vested on April 1, 2022.

(5)
For amounts deferred under the MDIP, one of the deemed investment options provided a fixed return of 3.75% from January 1, 2022 to December 31, 2022. The amounts shown in this column reflect the above-market earnings, meaning the portion of the interest earned during 2022 that exceeded the interest that would have been earned at an interest rate of 2.18%, from January 1, 2022 to December 31, 2022, which was 120% of the applicable federal long-term rate during the period.

(6)
The following table reflects 2022 amounts included as “All Other Compensation” for each NEO.

60	2023 PROXY STATEMENT

Executive Compensation Tables
NAME	401(K) COMPANY CONTRIBUTION ($)	PERSONAL USE OF CORPORATE AIRCRAFT(A) ($)	TOTAL OTHER COMPENSATION ($)
Laura L. Prieskorn	36,600	37,520	74,120
Marcia L. Wadsten	36,600		36,600
P. Chadwick Myers	36,600	87,953	124,553
Craig D. Smith	36,600		36,600
Scott E. Romine	36,600		36,600

(A)
We determined the aggregate incremental cost of the personal use of our corporate aircraft to include trip fuel expenses, maintenance labor and parts, landing fees, trip catering and crew expenses. Fuel, landing fees and catering are specific to the trip. Maintenance labor and parts are industry average and aircraft specific for each hour of operation. Crew expenses are based on a daily per diem. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage such as the salaries, benefits, and training of pilots and crew, purchase or lease costs of aircraft and other fixed costs.

2023 PROXY STATEMENT	61

Executive Compensation Tables
Grants of Plan-Based Awards for Fiscal Year 2022
The following table provides information concerning awards granted to the NEOs in the last fiscal year pursuant to the Jackson Annual Bonus Program, the PPM Bonus Pool, the PPM PIA and the Jackson OIP. Fractional shares have been rounded to the nearest whole share for purposes of this proxy statement.
			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(2)
AWARD	GRANT DATE(1)	APPROVAL DATE(1)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Laura L. Prieskorn
Jackson Annual Bonus Program(3)			1,000,000	2,000,000	4,000,000
LTI RSUs(4)	3/10/2022	2/25/2022							62,372	2,474,921
LTI PSUs(5)	3/10/2022	2/25/2022				46,779	93,558	187,116		3,712,381
Marcia L. Wadsten
Jackson Annual Bonus Program(3)			700,000	1,400,000	2,800,000
LTI RSUs(4)	3/10/2022	2/24/2022							22,494	892,562
LTI PSUs(5)	3/10/2022	2/24/2022				16,871	33,742	67,484		1,338,883
P. Chadwick Myers
Jackson Annual Bonus Program(3)			831,250	1,662,500	3,325,000
LTI RSUs(4)	3/10/2022	2/24/2022							55,086	2,185,812
LTI PSUs(5)	3/10/2022	2/24/2022				41,315	82,630	165,260		3,278,758
Craig D. Smith
PPM Bonus Pool(6)				1,312,500
PPM PIA(6)				367,500
LTI RSUs(4)	3/10/2022	2/24/2022							17,893	709,994
LTI PSUs(5)	3/10/2022	2/24/2022				13,420	26,840	53,680		1,065,011
Scott E. Romine
Jackson Annual Bonus Program(3)			487,500	975,000	1,950,000
LTI RSUs(4)	3/10/2022	2/24/2022							16,615	659,283
LTI PSUs(5)	3/10/2022	2/24/2022				12,462	24,923	49,846		988,945

(1)
The 2022 LTI awards of PSUs and RSUs under the Jackson OIP for Ms. Prieskorn were approved by our Board on February 25, 2022 with a grant date of March 10, 2022. The Compensation Committee approved the awards for the remaining NEOs on February 24, 2022 with a grant date of March 10, 2022.

(2)
The amounts in this column represent the aggregate grant date fair value of all equity-based awards granted to the NEOs in 2022 in accordance with ASC 718. The stock price used to calculate the grant date fair value for PSU and RSU awards made on March 10, 2022 was $39.68.

(3)
These amounts reflect the payout levels for the NEOs under the Jackson Annual Bonus Program based on the potential achievement of certain performance goals as discussed above in “Compensation Discussion and Analysis — Short-Term Incentives for 2022 — Jackson Financial Inc. Annual Bonus Program.” For the actual amounts paid to the NEOs pursuant to the Jackson Annual Bonus Program, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

(4)
RSUs granted under the Jackson OIP pursuant to our LTI program in 2022 will vest in three equal tranches on the first, second and third anniversaries of the grant date subject to each participant’s continued employment through the applicable vesting date. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(5)
PSUs granted under the Jackson OIP pursuant to our LTI program in 2022 will vest on March 10, 2025, after completion of the three-year performance period from January 1, 2022 to December 31, 2024, based on achievement of the performance goals described above in “Compensation Discussion and Analysis — Long-Term Incentives for 2022” and subject to each participant’s continued employment through the vesting date. PSUs may vest between 0% and 200% of the target award based on the achievement of the performance measures. If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation between the

62	2023 PROXY STATEMENT

Executive Compensation Tables
applicable levels. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.
(6)
For awards made under the PPM Bonus Pool and the PPM PIA, there are no thresholds or maximums. Awards under the PPM PIA are notionally invested in shares of PPM mutual funds, and fully vest on the third anniversary of the grant date, subject to continued employment through the vesting date. Upon vesting, the recipient will receive a cash payment equal to the value of their notionally invested award as of such vesting date.

2023 PROXY STATEMENT	63

Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year End 2022
The following table sets forth outstanding equity grants for each NEO as of December 31, 2022, including grants from 2020, 2021 and 2022.
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2)
NAME	(#)	($)	(#)	($)
Laura L. Prieskorn
2020 Converted PSUs(3)			75,119	2,613,390
2020 Converted Retention Award(4)	57,902	2,014,411
2021 Annual LTI PSU Award(5)			77,842	2,708,123
2021 Annual LTI RSU Award(6)	33,475	1,164,595
2021 Founders Award(7)	39,228	1,364,742
2022 Annual LTI PSU Award(10)			99,806	3,472,251
2022 Annual LTI RSU Award(11)	64,380	2,239,780
Marcia L. Wadsten
2020 Converted PSUs(3)			68,286	2,375,670
2020 Converted Retention Award(4)	47,770	1,661,918
2021 Annual LTI PSU Award(5)			48,651	1,692,568
2021 Annual LTI RSU Award(6)	20,922	727,876
2021 Founders Award(7)	24,517	852,946
2022 Annual LTI PSU Award(10)			35,995	1,252,266
2022 Annual LTI RSU Award(11)	23,218	807,754
P. Chadwick Myers
2020 Converted PSUs(3)			245,850	8,553,122
2020 Converted Retention Award(4)	199,968	6,956,887
2021 Annual LTI PSU Award(5)			87,572	3,046,630
2021 Annual LTI RSU Award(6)	37,660	1,310,191
2022 Annual LTI PSU Award(10)			88,148	3,066,669
2022 Annual LTI RSU Award(11)	56,860	1,978,159
Craig D. Smith
2020 Converted PSUs(3)			66,582	2,316,388
2021 Annual LTI PSU Award(5)			31,623	1,100,164
2021 Annual LTI RSU Award(6)	13,597	473,040
2022 Annual LTI PSU Award(10)			28,632	996,107
2022 Annual LTI RSU Award(11)	18,467	642,467
64	2023 PROXY STATEMENT

Executive Compensation Tables
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2)
NAME	(#)	($)	(#)	($)
Scott E. Romine
2020 Converted PSUs(3)			47,799	1,662,927
2021 Annual LTI PSU Award(5)			17,027	592,369
2021 Annual LTI RSU Award(6)	7,341	255,393
2021 Annual LTI PSU Award – December(8)			13,227	460,167
2021 Annual LTI RSU Award – December(9)	5,703	198,407
2022 Annual LTI PSU Award(10)			26,587	924,962
2022 Annual LTI RSU Award(11)	17,193	598,144

(1)
The amounts in these columns represent the number of outstanding PSUs and RSUs, including dividend equivalents credited as of December 31, 2022.

(2)
The values in these columns were calculated by multiplying the number of RSUs/PSUs outstanding as of December 31, 2022 by $34.79, the closing price of the Company’s common stock on December 31, 2022.

(3)
The amounts in these rows reflect Converted PLTIP Awards (as defined below) denominated in Company PSUs which were originally granted on April 9, 2020. The performance period was January 1, 2020 through December 31, 2022. They were earned, based on achievement of performance conditions during the performance period, and will vest on April 9, 2023. All 2020 Converted PLTIP PSUs are shown based on the number of PSUs outstanding on December 31, 2022, multiplied by the applicable vesting percentage based on the actual achievement of the performance conditions.

(4)
The amounts in these rows reflect Converted RSP Awards (as defined below) denominated in Company RSUs which were granted on April 9, 2020. These will vest on April 9, 2023.

(5)
The amounts in these rows reflect PSUs which were granted on October 4, 2021 under the Company’s LTI program. The performance period is January 1, 2021 through December 31, 2023 with a vesting date of April 4, 2024. The number of PSUs shown is based on achievement at the target performance level as the performance for these PSUs exceeded the threshold performance level through December 31, 2022. However, the amount of these awards that are paid out, if any, will depend on the actual performance over the full performance period.

(6)
The amounts in these rows reflect RSUs which were granted on October 4, 2021 under our LTI program. The remaining unvested share units will vest in equal tranches on October 4, 2023 and April 4, 2024.

(7)
The amounts in these rows reflect RSUs which were granted on October 4, 2021. The remaining unvested share units will vest on October 4, 2023.

(8)
The amounts in these rows reflect PSUs which were granted on December 27, 2021. The performance period is January 1, 2021 through December 31, 2023 with a vesting date of June 27, 2024. The number of PSUs shown is based on achievement at the target performance level as the performance for these PSUs exceeded the threshold performance level through December 31, 2022. However, the amount of these awards that are paid out, if any, will depend on the actual performance over the full performance period.

(9)
The amounts in these rows reflect RSUs which were granted on December 27, 2021. The remaining unvested share units will vest in equal tranches on December 27, 2023 and June 27, 2024.

(10)
The amounts in these rows reflect PSUs which were granted March 10, 2022 under our LTI program. The performance period is January 1, 2022 through December 31, 2024 with a vesting date of March 10, 2025. The number of PSUs shown is based on achievement at the target performance level as the performance for these PSUs exceeded the threshold performance level through December 31, 2022. However, the amount of these awards that are paid out, if any, will depend on the actual performance over the full performance period.

(11)
The amounts in these rows reflect RSUs which were granted on March 10, 2022 under our LTI program. These will vest in equal tranches on March 10, 2023, March 10, 2024 and March 10, 2025.

2023 PROXY STATEMENT	65

Executive Compensation Tables
Converted Prudential Equity Awards
In connection with the demerger, equity awards held by certain of our NEOs, which were granted by Prudential prior to 2021, were converted to equity awards denominated in Company common stock as described below. The converted awards were granted under the Jackson OIP.
Converted Prudential Long-Term Incentive Plan (“PLTIP”) Awards. Each of Ms. Prieskorn, Ms. Wadsten, Mr. Myers, Mr. Smith and Mr. Romine held unvested equity awards under the Prudential Long-Term Incentive Plan prior to the demerger. On October 4, 2021, these unvested PLTIP equity awards were converted to equity awards denominated in the Company’s common stock (the “Converted PLTIP Awards”). More information regarding the conversion methodology for these awards can be found in the “Converted Prudential Equity Awards” section of our 2022 Proxy Statement. For additional detail on the number of Converted PLTIP Awards held by our NEOs as of December 31, 2022, see the “Outstanding Equity Awards at Fiscal Year End 2022” table.
The Converted PLTIP Awards are subject to the same terms and conditions that applied to the awards pre-conversion, except that (i) the performance metrics were revised to reflect the Company’s new status as a standalone, public company; and (ii) the Compensation Committee approved that 25% of the awards will be settled in cash rather than settled in shares to mitigate the dilution impact to shareholders for maintaining these awards with the Company post-demerger. The table below shows the revised metrics.
2020 CONVERTED PLTIP AWARDS(1)
	PERCENT OF NEO’s TARGET PAYOUT
PERFORMANCE METRICS	Laura L. Prieskorn	Marcia L. Wadsten	P. Chadwick Myers	Craig D. Smith	Scott E. Romine
Pre-Tax Adjusted Operating Earnings(2)	80%	50%	80%	80%	80%
Prudential IFRS Operating Profit(2)(3)	—	30%	—	—	—
Sustainability “scorecard” metrics(2)(3)(4)	20%	20%	20%	20%	20%
Total	100%	100%	100%	100%	100%

(1)
The Converted PLTIP Awards were granted on April 9, 2020, with a performance measurement period of January 1, 2020, through December 31, 2022. On February 13, 2023, the Compensation Committee certified the achievement of the performance conditions for the 2020 Converted PLTIP Awards. These awards will vest on April 9, 2023, subject to the NEO’s continued employment. All NEOs meet the “qualifying retirement” criteria for the Converted PLTIP Awards, meaning their awards will vest on April 9, 2023 (prorated as applicable, for termination prior to completion of the full vesting period), even if they are not employed by the Company as of such date. Pre-Tax Adjusted Operating Earnings metrics reflect equivalent of original International Financial Reporting Standards (“IFRS”)-based goals, converted to GAAP basis.

(2)
For the reconciliation of non-GAAP measures to the most comparable U.S. GAAP measure, please see the explanation of Non-GAAP Financial Measures in Appendix A.

(3)
Prudential’s IFRS-based Operating Profit metric and sustainability “scorecard” outcomes were determined based on performance achieved as of December 31, 2020. Thus, the percentage attributable to these metrics no longer is variable and, subject to vesting upon a final determination of the Compensation Committee in the first quarter of 2023 and the stock price at that time, will determine the final value of the award.

(4)
Scorecard metrics for the 2020 Converted PLTIP Awards include Prudential ECap generation, Prudential local capital summation method (“LCSM”) capital generation, conduct and diversity, each with a 5% weighting.

Converted Prudential Restricted Stock Plan Awards. Each of Ms. Prieskorn, Ms. Wadsten, and Mr. Myers held unvested equity awards under the Prudential Restricted Stock Plan (“RSP”) prior to the demerger. On October 4, 2021, those unvested equity awards were converted to equity awards denominated in the Company’s common stock (the “Converted RSP Awards”). More information regarding the conversion methodology for these awards can be found in the “Converted Prudential Equity Awards” section of our 2022 Proxy Statement. For additional detail on the number of Converted RSP Awards held by our NEOs as of December 31, 2022, see the Outstanding Equity Awards at Fiscal Year End 2022 table.
The Converted RSP Awards are subject to the same terms and conditions as applied to the awards pre-conversion, except that the Compensation Committee approved that 25% of the awards will be settled in cash rather than in settled shares to mitigate the dilution impact to shareholders for maintaining these awards with the Company post-demerger. The Converted RSP Awards will vest 100% on April 9, 2023, subject to an NEO’s continued employment through such date. Ms. Prieskorn, Ms. Wadsten and Mr. Myers meet the “qualifying retirement” criteria for the Converted RSP Awards, meaning their awards will vest on April 9, 2023, even if they are not employed by the Company as of such date.
For more information on the Converted PLTIP Awards and the Converted RSP Awards, including how they are treated upon a termination of the NEO’s employment and/or a change in control of the Company, see the Potential Payments Upon Termination or Change in Control and Outstanding Equity Awards at Fiscal Year End 2022 tables.
66	2023 PROXY STATEMENT

Executive Compensation Tables
Award achievement for the 2020 Converted PLTIP Awards. Each of the NEOs hold a 2020 Converted PLTIP Award. The three-year performance measurement period for these awards, which was set by Prudential, ended December 31, 2022. Please refer to the table above, “2020 Converted PLTIP Awards”, for the weightings applicable for each of the performance measures.
In determining the proportion of the 2020 award that would vest, the Compensation Committee considered actual financial results against performance targets for Pre-Tax Adjusted Operating Earnings. The results of the Prudential IFRS Operating Profit metric and Sustainability Scorecard measures, which includes Prudential ECap generation, Prudential local capital summation method (“LCSM”) operating capital generation, conduct, and diversity, were locked as of December 31, 2020, based on Prudential’s assessment of results. The performance achieved with respect to these 2020 Converted PLTIP Awards is described below.
Pre-Tax Adjusted Operating Earnings performance. Under the Pre-Tax Adjusted Operating Earnings measure, 20% of this element of the 2020 award vests for meeting the applicable threshold performance goal that was set by Prudential at the start of the performance period, increasing to 100% vesting for performance at or above the maximum level. The following table illustrates the cumulative performance achieved from January 1, 2020 to December 31, 2022:
PRE-TAX ADJUSTED OPERATING EARNINGS
2020-22 ADJUSTED CUMULATIVE TARGETS			2020-22 CUMULATIVE ACHIEVEMENT ($m)	VESTING UNDER THE PRE- TAX ADJUSTED OPERATING EARNINGS ELEMENT
Threshold ($m)	Target ($m)	Maximum ($m)
$4,795	$5,327	$5,860	$6,424	100%
Sustainability scorecard performance. Sustainability scorecard measures included Prudential LCSM Operating Capital Generation, Prudential ECap generation, conduct, and diversity, as further described below.
•
Capital measure — Prudential LCSM Operating Capital Generation. Under this measure, 20% of this element of the award vests for achieving threshold (90% of target), 80% vests for achieving 100% of target and 100% vests for achieving 110% of target. The vesting outcome was based on Prudential’s interim performance assessment of this measure as of December 31, 2020 for the performance period of January 1, 2020 through December 31, 2020 and was above the stretch target, resulting in a 100% vesting outcome on this element.

•
Capital measure — Prudential internal ECap operating capital generation. Under the Prudential ECap operating capital generation measure, 20% of this element of the award vests for achieving threshold (90% of target), 80% vests for achieving 100% of target and 100% vests for achieving 110% of target. The cumulative Prudential ECap operating capital generation was above the stretch target in the period through December 31, 2020, resulting in a 100% vesting outcome on this element. This vesting outcome was based on Prudential’s interim performance assessment of this measure as of December 31, 2020 for the performance period of January 1, 2020 through December 31, 2020.

•
Conduct assessment. Under the conduct measure, 20% of this element of the award vests for partial achievement of Prudential’s expectations, increasing to full vesting for complete achievement of Prudential’s expectations. For the period up through the date of Prudential’s assessment of this measure (July 5, 2021) there were no significant capital add-ons or material fines in connection with breaches during the performance period, which resulted in a vesting outcome of 100% on this element.

•
Diversity assessment. For the diversity assessment, it was determined that the vesting outcome of this measure for the January 1, 2020 through December 31, 2022 performance period would mirror the percentage that was achieved through December 31, 2020 for the performance period of January 1, 2018 through December 31, 2020. The vesting profile for this element was based on the outcome of four equally weighted measures out of a total score of 16 (each measure receives a score of 0 to 4). These measures were based on a combination of qualitative statements with quantitative indicators that are aligned to Jackson’s broadening and evolving Diversity and Inclusion initiatives. Based on results through December 31, 2020, a score of 14 out of a possible 16 points was received, or 87.5% for this element.

On February 13, 2023, the Compensation Committee certified the achievement of the performance for the 2020 Converted PLTIP Awards at 99.4%. These awards will vest on April 9, 2023, the third anniversary of the grant date.
2023 PROXY STATEMENT	67

Executive Compensation Tables
Option Exercises and Stock Vested
The following table summarizes the value received from stock awards that vested during 2022.
	STOCK AWARDS(1)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Laura L. Prieskorn	113,989	4,164,430
Marcia L. Wadsten	73,106	2,662,814
P. Chadwick Myers	195,661	8,138,264
Craig D. Smith	55,309	2,278,192
Scott E. Romine	42,129	1,721,008

(1)
Includes dividend equivalents equal to dividends paid throughout the vesting period on the underlying RSU and PSU awards. The amount also reflects share units withheld on December 19, 2022 to cover employment taxes due on unvested grants of RSUs to comply with IRC tax-withholding regulations that apply to equity grants with qualifying retirement vesting provisions.

(2)
Amounts reported represent the total pre-tax value realized upon vesting, calculated as share units vested times the closing price of the Company’s common stock on the applicable vesting date (or the last NYSE trading day prior to the date vested).

Fiscal Year 2022 Nonqualified Deferred Compensation Plan
The following table provides information on deferrals made by our NEOs in 2022, as well as their aggregate plan balances in the MDIP. We do not make Company contributions to the MDIP.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR(1) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END(2) ($)
Laura L. Prieskorn	—	77,681	—	2,113,907
Marcia L. Wadsten	—	(902,162)	299,974	8,568,370
P. Chadwick Myers	—	429,720	—	7,202,843
Craig D. Smith	—	—	—	—
Scott E. Romine	—	3,190	—	376,863

(1)
The amounts included in this column include the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “Summary Compensation Table.”

(2)
The following amounts included in the Aggregate Balance at Last Fiscal Year End column were reported as compensation in the “Summary Compensation Table” in prior years: Ms. Prieskorn — $42,855, Ms. Wadsten — $89,783, Mr. Myers — $257,250, Mr. Smith — $0, Mr. Romine — $6,507.

68	2023 PROXY STATEMENT

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The following table shows the estimated potential payments to each NEO as if the NEO’s employment had been terminated or a qualifying change in control had occurred as of December 31, 2022. These estimated benefits are provided under the terms of the Severance Plan and the incentive plans as described below. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment or change in control and would vary from those listed below. The estimated amounts listed below are in addition to the amounts listed above in the “Fiscal Year 2022 Nonqualified Deferred Compensation Plan” table, as well as any retirement, welfare and other benefits that are available to our salaried associates generally.
	BASELINE CASH SEVERANCE(1)	PAYMENT OF ACCRUED BONUS	UNVESTED STOCK AWARDS	TOTAL
NAME	($)	($)(2)	($)(3)	($)
Laura L. Prieskorn
Death	—	1,800,000	15,187,591(4)	16,987,591
Disability	—	1,800,000	15,187,591(5)	16,987,591
Involuntary Termination w/o Cause	6,046,192	1,800,000	10,949,508(6)	18,795,700
Resignation for Good Reason	6,046,192	1,800,000	10,949,508(7)	18,795,700
Qualifying Change in Control	—	—	15,187,591(8)	15,187,591
Qualifying Retirement	—	1,800,000	10,949,508(9)	12,749,508
Marcia L. Wadsten
Death	—	1,260,000	9,035,459(4)	10,295,459
Disability	—	1,260,000	9,035,459(5)	10,295,459
Involuntary Termination w/o Cause	3,322,378	1,260,000	5,333,455(6)	9,915,833
Resignation for Good Reason	3,322,378	1,260,000	5,333,455(7)	9,915,833
Qualifying Change in Control	—	—	9,035,459(8)	9,035,459
Qualifying Retirement	—	1,260,000	9,035,459(9)	10,295,459
P. Chadwick Myers(10)
Death	—	1,496,250	23,614,904(4)	25,111,154
Disability	—	1,496,250	23,614,904(5)	25,111,154
Involuntary Termination w/o Cause	3,950,843	1,496,250	9,401,659(6)	14,848,752
Resignation for Good Reason	3,950,843	1,496,250	9,401,659(7)	14,848,752
Qualifying Change in Control	—	—	23,614,904(8)	23,614,904
Qualifying Retirement	—	1,496,250	23,614,904(9)	25,111,154
Craig D. Smith
Death	—	2,347,651	5,347,984(4)	7,695,635
Disability	—	2,347,651	5,347,984(5)	7,695,635
Involuntary Termination w/o Cause	2,790,894	1,615,688	3,211,809(6)	7,618,390
Resignation for Good Reason	2,790,894	1,615,688	3,211,809(7)	7,618,390
Qualifying Change in Control	—	731,963	5,347,984(8)	6,079,947
Qualifying Retirement	—	2,347,651	5,347,984(9)	7,695,635
Scott E. Romine
Death	—	877,500	4,563,019(4)	5,440,519
Disability	—	877,500	4,563,019(5)	5,440,519
Involuntary Termination w/o Cause	2,472,801	877,500	3,029,476(6)	6,379,777
Resignation for Good Reason	2,472,801	877,500	3,029,476(7)	6,379,777
Qualifying Change in Control	—	—	4,563,019(8)	4,563,019
Qualifying Retirement	—	877,500	4,563,019(9)	5,440,519

(1)
Represents the lump sum severance payment that the NEO would receive under the Severance Plan as a result of the indicated triggering event

2023 PROXY STATEMENT	69

Executive Compensation Tables
occurring on December 31, 2022, subject to the NEO executing and not revoking a release of claims in favor of the Company. A Disability for purposes of the Severance Plan means a “disability” as approved by the Company’s long term disability insurance carrier; provided that in the case of any amount paid under the Severance Plan that is subject to Internal Revenue Code Section 409A, Disability shall have the meaning set forth therein.
(2)
Represents accrued cash payments that would be earned by each NEO under the Company’s Severance Plan as a result of the indicated triggering event, except for death, occurring on December 31, 2022, which amounts are equivalent to the funded amounts based on the final results of the Company’s key performance indicators for the 2022 Jackson Annual Bonus Program. Upon death, the NEO would receive the target value of their 2022 annual bonus. For Mr. Smith, except in the case of an Involuntary Termination w/o Cause or Resignation for Good Reason, also includes the value of the accelerated vesting of the outstanding awards granted in 2020 and 2021 under the PIA (the PIA award granted in 2022 would be forfeited), assuming a triggering event on December 31, 2022.

(3)
The value of the lapse of the service vesting condition for unvested equity awards is calculated by multiplying the estimated number of PSUs and RSUs for which the service vesting is accelerated by the closing market price of the Company’s shares on December 31, 2022, which was $34.79. See “Termination Provisions” for a description of the treatment of each of our outstanding equity awards in each termination scenario and see the footnotes below for a description of how we determined the estimated number of vested performance-based awards included in this column in each termination scenario.

(4)
For the 2021 and 2022 LTI PSUs, the values at death are based upon target performance levels. For the 2020 Converted PLTIP awards, the values at death are based on the actual value of the PSUs earned for the 2020-2022 performance period.

(5)
For the 2021 and 2022 LTI PSUs, the values for disability reflect achievement of the target performance level over the entire performance period (which assumption is based on performance through December 31, 2022). For the 2020 Converted PLTIP awards, values for disability are based on the actual value of the PSUs earned for the 2020-2022 performance period.

(6)
All current NEOs meet the age and service requirements to be eligible for qualifying retirement for the awards granted under our LTI program. Therefore, in the event of an involuntary termination without cause, the severance trigger for the 2021 and 2022 LTI awards would be treated as a qualifying retirement under the Jackson OIP (which permits the NEO to receive the full amount of the award over the full vesting period rather than pro-rata vesting upon a typical termination without cause). Under the LTI program, the six-month minimum service requirement usually applicable for vesting of awards upon qualifying retirements is waived in the event of the involuntary termination without cause of an individual who meets the criteria for a qualifying retirement. Values for the 2021 and 2022 LTI PSUs in this row reflect achievement of the target performance level over the full performance period (which assumption is based on performance through December 31, 2022).

(7)
The 2021 and 2022 LTI awards would be treated as a qualifying retirement under the Jackson OIP (which permits the NEO to receive the full amount of the award over the full vesting period rather than pro-rata vesting upon a typical resignation for “good reason”). The PSUs are valued based on achievement of the target performance level (which assumption is based on performance through December 31, 2022).

Although there is not a concept of a resignation for “good reason” in the Converted PLTIP awards, a resignation by a retirement-eligible associate under the PLTIP may qualify as a qualifying retirement — see footnote (9) below, for the amount to be received by the NEOs in such circumstance.
(8)
While the Company does not have a change-in-control plan, the values reported are with respect to the accelerated vesting of outstanding unvested equity awards in the event of a qualifying change in control as defined in the Jackson OIP and assume that the awards are not assumed by the successor company in the change in control and that no substitute awards were granted. If the awards are assumed by the successor company and/or substitute awards are granted, no accelerated service vesting would occur, except in the case of the Founders Awards, which will immediately vest in full upon the occurrence of a change in control.

(9)
In the event of a retirement initiated by the NEO, the 2021 and 2022 LTI awards would vest as the minimum requirement of six months of service had elapsed between the grant dates of the LTI awards and December 31, 2022.

All NEOs other than Ms. Prieskorn met the “qualifying retirement” criteria for the converted awards as of December 31, 2022. The amounts shown in this row assume the Company approved these NEOs’ retirement for the converted awards. For the 2020 Converted PLTIP awards, amounts shown in this column include the actual value of the PSUs earned for the 2020-2022 performance period.
(10)
Mr. Myers was an executive officer of the Company as of December 31, 2022, and therefore the amounts in this table show the estimated potential payments to Mr. Myers as if his employment had been terminated or a qualifying change in control had occurred as of December 31, 2022. However, as previously disclosed by the Company, Mr. Myers ceased to be an executive officer as of December 31, 2022, and on January 1, 2023, transitioned to employment as Senior Advisor. Pursuant to a letter agreement entered into between Jackson National Life Insurance Company and Mr. Myers on December 29, 2022, Mr. Myers will receive a monthly salary of $80,000 for his service as a Senior Advisor. He did not receive any severance benefits in connection with the transition.

70	2023 PROXY STATEMENT

Executive Compensation Tables
Termination Provisions
RSUs and PSUs granted under the Jackson OIP. Upon the termination of an NEO’s employment by the Company for Cause (as defined in the Jackson OIP), unvested RSUs and PSUs granted under the Jackson OIP will be immediately forfeited and canceled. In general, the RSU and PSU award agreements issued under the Jackson OIP provide for the following acceleration or continuation of vesting upon a termination of an NEO’s employment:
•
RSUs: Upon an NEO’s death or termination of employment due to Disability (as defined in the Jackson OIP), all RSUs that are unvested will immediately vest. Upon the termination of an NEO’s employment by the Company without Cause or by the NEO for Good Reason (as defined in the Jackson OIP), a pro rata portion of the number of RSUs scheduled to vest on the next vesting date will vest, based on the portion that has elapsed, as of the NEO’s termination date, of the period between the most recent vesting date that occurred prior to the NEO’s termination of employment (or the grant date, if no vesting date had yet occurred) and the next scheduled vesting date, subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company. Upon the termination of an NEO’s employment due to Qualifying Retirement (as defined in the applicable RSU award agreement), all RSUs will fully vest on the applicable vesting date, subject to the NEO’s compliance with certain restrictive covenants set forth in the RSU award agreement and his or her execution and non-revocation of a general release of claims in favor of the Company, provided, that at least six months must elapse from the grant date to the NEO’s employment termination date for any termination initiated by the NEO to be treated as a Qualifying Retirement.

•
PSUs: Upon an NEO’s death, the PSUs will immediately vest at target performance levels; on a termination by the Company without Cause or by the NEO for Good Reason, a pro rata portion of the PSUs, based on the portion of the period between the grant date and the vesting date that has elapsed, will, to the extent not already vested, become vested based on the actual achievement of the performance goals during the entire performance cycle, subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company; and on a termination due to Disability or a Qualifying Retirement (as defined in the applicable PSU award agreement), a number of the PSUs will be earned and become vested based on the actual achievement of the performance goals during the entire performance cycle (as if the NEO’s employment had continued during the entire performance cycle), subject, in the case of a Qualifying Retirement, to the NEO’s execution and non-revocation of a general release of claims in favor of the Company, provided, that at least six months must elapse from the grant date to the NEO’s employment termination date for any termination initiated by the NEO to be treated as a Qualifying Retirement.

No cancellation, acceleration or other payment will occur upon a Change in Control (as defined in the Jackson OIP) of the Company if, as determined by the Compensation Committee, the equity awards granted under the Jackson OIP are assumed by the successor company in the Change in Control, provided that the replacement awards must have terms such that if an NEO’s employment is terminated involuntarily by the Company or its successor other than for Cause or by the NEO with Good Reason, in each case within the twenty-four months immediately following a Change in Control at a time when any portion of the award is unvested, the unvested portion of such award will immediately vest in full and such NEO will receive (as determined by the Board prior to the Change in Control) either (A) a cash payment equal in value to the fair market value of the stock subject to the award at the date of settlement or (B) publicly-traded shares or equity interests equal in value to the value in clause (A). If the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change in Control that the equity awards granted under the Jackson OIP will not be assumed, then all unvested awards will vest and become non-forfeitable. Notwithstanding the foregoing, the Founders Awards will immediately vest in full upon the occurrence of a Change in Control.
Converted PLTIP Awards and Converted RSP Awards. As described above, in connection with the demerger, unvested equity awards under the Prudential Long-Term Incentive Plan were converted into the Converted PLTIP Awards, and unvested equity awards under the Prudential Restricted Stock Plan prior to the demerger were converted into the Converted RSP Awards. These awards generally have the same terms as the awards outstanding prior to the demerger. The Converted PLTIP Awards vest pro rata, based on the duration of the NEO’s service during the vesting period prior to termination, if the NEO ceases to be an eligible associate due to the NEO’s termination due to death, disability, due to retirement with the approval of his or her employer, or a Change in Control; however, in the case of a Change in Control, if a substitute award is granted, no pro rata vesting will apply.
If an NEO’s employment is terminated prior to the vesting date due to the NEO’s disability, redundancy, or a Change in Control, the Converted RSP Awards will vest and will be released within 30 days of the original vesting date (unless, in the
2023 PROXY STATEMENT	71

Executive Compensation Tables
case of a Change in Control, a substitute award is granted). Converted RSP awards will vest pro rata upon the termination of an NEO’s service due to death.
PPM Performance Incentive Award Plan. Under the PIA, in the event of a Change in Control of the Company, awards that were granted at least one year prior to the date of such Change in Control will vest immediately. Upon a termination of employment due to disability or approved retirement, awards that were granted at least one year prior to the date of termination will remain outstanding and will vest on their original vesting date to the extent that applicable performance conditions are satisfied. Awards granted less than one year prior to a Change in Control or a termination for any reason will lapse upon such termination or Change in Control.
Jackson Annual Bonus Program. The Jackson Annual Bonus Program generally provides that an NEO must be employed with the Company on the payment date to receive the annual bonus, which date usually occurs in March of the subsequent year. However, an NEO is entitled to receive a prorated payment of their earned annual bonus if their employment is terminated during the year due to their death, disability, or qualifying retirement. If the termination of employment due to death, disability or qualifying retirement occurs at or after the end of the year, but prior to the payment date, the NEO is entitled to receive the full amount of the annual bonus earned.
Jackson Financial Inc. Severance Plan. The Severance Plan provides for a lump sum cash payment to a NEO in the event of his or her employment termination by the Company without Cause or by the participant with Good Reason, each as defined in the Severance Plan. The amount of the lump sum cash payment for the NEO group is calculated as:
•
for the CEO, a two-times multiple of the “severance compensation basis”; and

•
for the other NEOs, a 1.5 multiple of the “severance compensation basis”.

The “severance compensation basis” includes a participant’s annual base salary, target annual bonus for the year of termination, and the amount required for 12 months of COBRA continuation coverage. The Severance Plan also provides for the payment of a pro-rated annual bonus for the year in which the termination occurs and, if termination occurs before the annual bonus for the immediately prior year is paid, an earned annual bonus for that prior year. The NEO’s receipt of the lump sum cash payment, a pro-rated annual bonus, and, if applicable, an earned annual bonus, is conditioned upon his or her execution and non-revocation of a release of claims in favor of the Company. The foregoing payments are in addition to payments in respect of accrued rights, which include accrued but unpaid base salary, earned but unpaid special compensation (if applicable), and benefits provided under the Company’s employee benefit plans upon a termination of employment.
In the event of the NEO’s employment termination due to death or disability, he or she is entitled to receive the accrued rights, a pro-rated annual bonus for the year in which the death or disability occurs, and if the death or disability occurs before a bonus for the immediately prior year is paid, an earned annual bonus for that prior year.
The Severance Plan provides only for the payment of the accrued rights, but not a lump sum cash payment, a pro-rated annual bonus or an earned annual bonus, in the event of the NEO’s employment termination for Cause.
Any outstanding LTI awards held by the NEO upon employment termination are treated in the manner set forth in the relevant plan document and award agreement.
72	2023 PROXY STATEMENT

CEO Pay Ratio
CEO Pay Ratio
Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, require companies to disclose certain information about the annual total compensation of our “median employee” and the annual total compensation of our CEO, Ms. Laura L. Prieskorn.
Median Associate Identification Process
To identify the median employee, we took the following steps:
•
We determined that, as of October 31, 2022, our associate population consisted of approximately 3,900 individuals. This population consisted of our full-time, part-time, and temporary associates. We selected October 31, 2022, which is within the last three months of 2022, as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient and economical manner.

•
To identify the “median employee” from our associate population, we used the total of annualized base salary, target annual bonus, target special compensation and target long-term incentives, where applicable, as of October 31, 2022.

•
We identified our median employee using this compensation measure, which was consistently applied to all our associates included in the calculation. Since our associates and CEO are located in the United States, we did not exclude any associates or make any cost-of-living adjustments in identifying the median employee.

Calculation of the Pay Ratio
Once we identified our median employee, we combined all the elements of such associate’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the total annual compensation of our CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table presented in this proxy statement.
Pay Ratio
For 2022, our last completed fiscal year:
•
The annual total compensation of our median employee was $78,504; and

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $9,094,713.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation was 116 to 1.
The above pay ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. We note that the ratio and total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that associate’s total compensation, the composition and location of the workforce, and other factors that may vary significantly among companies.
Alternative Pay Ratio Disclosure
We employ a large number of temporary, on call associates who generally work part-time hours on an as-needed basis. For 2022, our last completed fiscal year, excluding this temporary, on call population of approximately 900 associates in 2022:
•
The annual total compensation of our median employee was $99,042; and

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $9,094,713.

Based on this information, for 2022 the alternative ratio was 92 to 1.
2023 PROXY STATEMENT	73

Pay vs. Performance
Pay vs. Performance
Provided below is the Company’s “pay versus performance” disclosure as required by Item 402(v) of Regulation S-K for the years ending December 31, 2022 and 2021.
The SEC-defined “Compensation Actually Paid” (“CAP”) data set forth in the table below, like total compensation disclosed in the Summary Compensation Table, does not necessarily reflect value actually realized by our executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used CAP as a basis for making compensation decisions, nor did it use net income or the total shareholder return of a peer group for purposes of determining incentive compensation for 2021 or 2022. In addition, a significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting years. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the Long-Term Incentives for 2022 section of our CD&A, our performance equity awards are subject to multi-year performance conditions tied to performance metrics and all of our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest. Please refer to the CD&A for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
							Value of Initial Fixed $100 Investment Based On:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO (Current)(1)(2) ($)	SUMMARY COMPENSATION TABLE TOTAL FOR CEO (Former)(1)(2) ($)	COMPENSATION ACTUALLY PAID TO CEO (Current)(3) ($)	COMPENSATION ACTUALLY PAID TO CEO (Former)(3) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEOs(1)(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOs(3) ($)	TOTAL SHAREHOLDER RETURN(4) ($)	PEER GROUP TOTAL SHAREHOLDER RETURN(4) ($)	NET INCOME (in millions) ($)	GENERATION OF NET CASH FLOW AVAILABLE TO JFI (in millions)(5) ($)
2022	9,094,713	N/A	5,401,735	N/A	4,999,825	2,749,453	143.75	113.34	5,697	622
2021	14,454,175	23,748,559	20,073,657	16,838,202	6,816,506	7,994,202	162.50	109.16	3,183	155

(1)
For each year shown, our CEO was Laura L. Prieskorn. In 2021, prior to our demerger from Prudential, Michael I. Falcon served as CEO until his separation on February 10, 2021, and Mr. Falcon is therefore included in the table as a former principal executive officer pursuant to SEC rules. In 2022, the additional NEOs were Marcia L. Wadsten, P. Chadwick Myers, Craig D. Smith and Scott E. Romine. In 2021, the additional NEOs were Marcia L. Wadsten, P. Chadwick Myers, Craig D. Smith, Scott E. Romine, Mark B. Mandich, Andrew J. Bowden, and Axel P. André. Mr. Bowden and Mr. André ceased employment with the Company on February 10, 2021, and Mr. Mandich ceased employment with the Company on May 1, 2021. Compensation and severance amounts in 2021 for Mr. Falcon, Mr. André, Mr. Bowden and Mr. Mandich were approved by the compensation committees of Prudential prior to the demerger.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table. See the footnotes to the Summary Compensation Table for further detail regarding the amounts in this column.

(3)
This column is provided in accordance with Item 402(v) of Regulation S-K. CAP for our CEO, our former CEO and Average CAP for our other NEOs, including former NEOs. CAP is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Share Awards” column of the Summary Compensation Table for each year from the “Total” column of the Summary Compensation Table and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; and (v) subtracting, for any awards granted in any

74	2023 PROXY STATEMENT

Pay vs. Performance
prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year. The following tables reflect the adjustments made to Summary Compensation Table total compensation to compute CAP:
	2021			2022
	CEO ($)	FORMER CEO ($)	Other NEOs ($)	CEO ($)	Other NEOs ($)
SUMMARY COMPENSATION TABLE TOTAL COMPENSATION(A)(B)	14,454,175	23,748,559	6,816,506	9,094,713	4,999,825
Minus Summary Compensation Table Stock Awards Value	5,299,800	—	1,428,574	6,187,302	2,779,812
Plus Value of Unvested Equity Awards Granted in Applicable Year	8,505,042	—	2,224,179	4,843,970	2,176,644
Plus Change in Value from Prior Year of Unvested Equity Awards	2,293,831	2,638,898	1,757,767	-2,010,561	-1,560,547
Plus Value of Equity Awards Granted and Vested in Applicable Year	—	—	—	73,523	32,676
Plus Change in Value from Prior Year of Equity Awards Vested in Current Year	120,409	590	164,838	-412,607	-119,333
Minus Value of Equity Awards that were Forfeited in Applicable Year	—	9,549,846	1,540,514	—	—
Compensation Actually Paid	20,073,657	16,838,202	7,994,202	5,401,735	2,749,453

(A)
Jackson does not maintain an associate pension program and therefore does not include a line for pension adjustments in the reconciliation.

(B)
The fair value of unvested time-based share awards, as well as the fair value of all share-based awards upon vesting, is based upon the closing sales price for a share of JFI common stock on the NYSE for the applicable date of measurement. The fair value of unvested performance share awards is based upon the probable outcome of the applicable performance conditions at the time of measurement. For 2021 amounts, the change in equity fair values from the prior year is based on fair value of the equivalent Prudential equity awards on December 31, 2020 prior to their conversion on October 4, 2021 into equity awards denominated in the Company’s common stock, as discussed in the Converted Prudential Equity Awards section above.

(4)
Reflects the cumulative total shareholder return of the Company and the S&P Insurance Select Industry Index, which is an industry line peer group reported in the performance graph included in the Company’s 2022 Annual Report on Form 10-K, for the periods ending on December 31, 2021 and the period ending on December 31, 2022, assuming a $100 investment at the closing price on September 20, 2021 (the date that our Class A common stock commenced regular way trading on the NYSE), and the reinvestment of all dividends, where applicable.

(5)
See Appendix A to this Proxy Statement for a reconciliation of Generation of Net Cash Flow Available to JFI to the most directly comparable financial measure or measures calculated and presented in accordance with U.S. GAAP. This financial performance measure may not have been the most important financial performance measure for fiscal year 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2023 PROXY STATEMENT	75

Pay vs. Performance
The following graphs are provided to describe the relationship during 2021-2022 between the CAP to our CEO, our former CEO and the average CAP to our Non-CEO NEOs (each as set forth in the table above) to (i) the Company’s cumulative total shareholder return and the cumulative total shareholder return for the S&P Insurance Select Industry Index, (ii) our net income, and (iii) our Generation of Net Cash Flow Available to JFI(in each case as set forth in the table above). Please see the Compensation Discussion and Analysis section for more information regarding our compensation philosophy which is designed to pay for performance.

PAY VS. TSR 2021 - 2022
Indexed Total Shareholder Return
$180
$160
$140
$120
$100
$80
Compensation Actually Paid (in Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2020
2021
2022
CAP to CEO (Current)
CAP to CEO (Former)
Average CAP to Non-CEO NEO
Company TSR
Peer Company TSR

PAY VS. NET INCOME 2021 - 2022
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Net Income (in Millions)
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
Compensation Actually Paid (in Thousands)
2021
2022
CAP to CEO (Current)
CAP to CEO (Former)
Average CAP to Non-CEO NEO
Net Income

76	2023 PROXY STATEMENT

Pay vs. Performance

PAY VS. NET CASHFLOW AVAILABLE TO JFI 2021 - 2022
Net Cashflow Available (in Millions)
$700
$600
$500
$400
$300
$200
$100
$0
Compensation Actually Paid (in Thousands)
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
2021
2022
CAP to CEO (Current)
CAP to CEO (Former)
Average CAP to Non-CEO NEO
Net Cashflow Available to JFI

In the Company’s assessment, the following represents the four most important financial performance measures used by the Company to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to Company performance. The measures are not ranked:
•
Generation of Net Cash Flow Available to JFI

•
Pre-Tax Adjusted Operating Earnings

•
Excess Capital Generation

•
Adjusted Operating ROE

Please see Appendix A for an explanation of the above Non-GAAP Financial Measures. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the “Compensation Discussion and Analysis” section.
2023 PROXY STATEMENT	77

Transparency
Transparency
Governance Documents
Jackson’s key governance documents, including our Corporate Governance Guidelines, Code of Conduct and Business Ethics, and each Committee charter are available to shareholders in the Governance section of the investor relations section of our website at investors.jackson.com/governance. Alternatively, key governance documents are available in print, free of charge, upon request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, MI 48951.
Political Activity
Jackson recognizes the importance of supporting governmental officials at the local, state, and federal levels. Jackson’s Political Contributions Policy requires certain associates to pre-clear any proposed political contribution. Further, Jackson maintains two political action committees, which allow Jackson to further its goals of supporting specific candidates. Finally, in 2022, Jackson was a member of various industry trade associations which engage legislators and regulators, including the American Council of Life Insurers, the Insured Retirement Institute, and the Alliance for Lifetime Income.
Code of Conduct and Business Ethics / Code of Financial Ethics
The Company’s Code of Conduct and Business Ethics (“Code of Conduct”) applies to the Board of Directors and all officers and associates of the Company and its subsidiaries. The Company provides training on the Code of Conduct to all officers and associates. In addition, the Company has a Code of Financial Ethics (“Code of Financial Ethics”), which supplements the Code of Conduct and applies to the Company’s CEO, the CFO, and certain other senior financial officers. The Code of Financial Ethics incorporates the SEC’s regulatory requirements applicable to the Company’s CEO, CFO, and senior corporate officers with financial, accounting and reporting responsibilities, and any other employee performing similar tasks or functions for the Company (collectively, the “Senior Financial Officers”). The CEO, CFO, and Senior Financial Officers certify their understanding and compliance with the Code of Financial Ethics. Both the Code of Conduct and the Code of Financial Ethics encourage a “speak out” culture to identify and remediate issues early.
Hedging and Pledging Prohibition
Our Insider Trading Policy prohibits all directors and executive officers from engaging in hedging or similar transactions with respect to the Company’s securities. These policies also prohibit directors and executive officers from pledging Company securities. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Director Independence Analysis
Our Board annually assesses the independence of our directors under the NYSE’s independence standards. Those standards are generally aimed at determining whether a director has a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. Our Board determined that all directors other than Ms. Prieskorn are independent under the NYSE independence standards.
As a part of its independence analysis, the Board reviewed certain commercial relationships of Messrs. Kandarian and Lawton, and Ms. Stecher described in the paragraphs below. In each case, the Board affirmatively determined that these relationships did not preclude a finding of independence under the NYSE standards or represent a material relationship that would impair the applicable directors’ independence.
Mr. Kandarian is a member of the Board of Directors for Neuberger Berman Group LLC (“Neuberger”), a private, independent, employee-owned investment manager. In the usual course of its investment advisory business, our subsidiary, Jackson National Asset Management LLC (“JNAM”), obtains sub-advisory services from Neuberger Berman Investment Advisers LLC and made payments to Neuberger resulting in less than 0.9% of Neuberger’s gross annual revenue in 2022, which are considered immaterial under NYSE’s independence guidelines.
78	2023 PROXY STATEMENT

Transparency
Mr. Lawton serves on the Board of Trustees for BlackRock iShares Trust, a collection of exchange-traded funds managed by BlackRock Fund Advisors (BlackRock iShares Trust and BlackRock Fund Advisors, together, “BlackRock”). In the usual course of its investment advisory business, our subsidiary, JNAM, obtains sub-advisory services from BlackRock and made payments to BlackRock resulting in less than 0.4% of BlackRock’s consolidated annual gross revenues in 2022, which are considered immaterial under NYSE’s independence guidelines.
Ms. Stecher was in 2022 a director of several banking subsidiaries of Goldman Sachs, including chair of the Board of Directors of Goldman Sachs Bank USA, member of the Board of Directors of Goldman Sachs International Bank, and is a former senior executive at Goldman Sachs. In the usual course of its investment advisory business, our subsidiary, JNAM, obtains sub-advisory services from Goldman Sachs Asset Management. Also, Goldman Sachs Bank USA is one of several lending parties to our revolving credit and our former term loan facilities. Goldman Sachs & Co LLC was one of several co-managers on our senior notes offering that was completed in June 2022. In August 2022, the Company engaged Goldman Sachs & Co., LLC. in its capacity as a broker to repurchase shares in the open market. We made payments to Goldman entities resulting in less than 1.5% of Goldman’s consolidated annual gross revenues in 2022, which are considered immaterial under the NYSE’s independence standards. As of January 31, 2023, Ms. Stecher no longer serves as a director on the boards of Goldman Sachs Bank US, Goldman Sachs International, Goldman Sachs International Bank, and Goldman Sachs Bank Europe.
Certain Relationships and Related Persons Transactions
Related Persons Transactions Policy
The Board has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners of Jackson common stock, and each of their respective immediate family members (each, a “Related Person”), where the amount involved exceeds or is expected to exceed $120,000 in a single fiscal year, and the Related Person has a direct or indirect material interest in the transaction. The policy provides that after consultation with management, if a transaction is determined to be a related person transaction and requires further approval, the transaction will be discussed with the Chair of the Audit Committee, who may review or approve the related person transaction in advance of the next scheduled Audit Committee meeting, or request that the entire Audit Committee review and approve the transaction. If the Chair of the Audit Committee is the related person, then action must be taken by a majority of the disinterested members of the Committee or the disinterested members of the full Board. Certain related persons transactions that are deemed pre-approved under the policy do not need to be submitted to the Audit Committee for approval.
In reviewing transactions subject to the policy, the Audit Committee or the Chair of the Audit Committee must consider, among other things, the following:
•
The nature and extent of the Related Person’s interest in the transaction;

•
The approximate dollar value of the transaction or aggregated transactions;

•
The approximate dollar value of the Related Person’s direct or indirect interest in the transaction;

•
Whether the transaction was undertaken in the ordinary course of the Company’s business;

•
The availability of other sources for the products or services;

•
The material terms of the transaction, including whether the Related Person is being treated differently than an unrelated third-party would be treated;

•
Whether the transaction would impair the independence of a non-employee Director;

•
Required public disclosure, if any; and

•
Any other information that would be material to the Audit Committee exercising its business judgment, in light of the circumstances of the particular transaction.

Certain Board-reviewed Related Person Transactions are deemed pre-approved, even if the aggregate amount will exceed $120,000. Those pre-approved Related Person Transactions are as follows (as defined in the Company’s Related Persons Transactions Policy):
•
Executive officer compensation

•
Director compensation

2023 PROXY STATEMENT	79

Transparency
•
Indemnification and advancement of expenses

•
Awards under compensatory plans to executive officers and directors

•
Director of another company

•
Certain transactions with other companies

•
Transactions where all security holders receive proportional benefits

•
Competitive or fixed rates

•
Banking or similar transactions

•
Ordinary course business activities

Transactions with Related Persons
Our Directors and Executive Officers
Several of the Company’s directors and executive officers serve or served as directors or executive officers of other organizations, including organizations with which Jackson has commercial or charitable relationships. The Company does not believe that any director or executive officer had a direct or indirect material interest in any such relationships during 2022 and through the date of this proxy statement.
Our Beneficial Owners of More Than Five Percent of Voting Securities
Prudential. As of December 31, 2022, Prudential retains a 9.2% interest in the Company. In connection with the Company’s 2021 demerger with Prudential, the Company entered into the following agreements with Prudential.
Registration Rights Agreement. We entered into a Registration Rights Agreement with Prudential and another significant shareholder, Athene (as defined below), in connection with the demerger. The Registration Rights Agreement provides Prudential, Athene, and permitted transferees certain registration rights relating to shares of common stock beneficially owned by Prudential whereby, at any time following the completion of the demerger, Prudential and permitted transferees may require us to register under the Securities Act of 1933, as amended, all or any portion of these shares, subject to certain limitations.
Investment Management Agreement. The Company, through its subsidiary, PPM, continues to provide investment management services to various Prudential-affiliated entities. PPM is paid management fees in accordance with the fee schedules set forth in the various agreements. The management fees vary depending on the nature of the investment strategy and the services PPM provides. For the years ended December 31, 2022, 2021 and 2020, payments under these investment management arrangements from Prudential affiliates totaled $38.4 million, $40.7 million, and $39.6 million, respectively. The Company recognized $33 million, $28 million, and $37 million of revenue during the years ended December 31, 2022, 2021 and 2020, associated with these investment services.
Letter Agreement. We entered into a Letter Agreement with Prudential and Athene in connection with the demerger in 2021, as described in more detail below.
Athene. As of December 31, 2022, Athene retains a 1.9% interest in the Company; however, during 2022, Athene’s beneficial ownership had exceeded five percent. In connection with the Company’s 2021 demerger with Prudential, the Company entered into the following agreements with Athene.
Reinsurance Agreement. On June 18, 2020, the Company’s subsidiary, Jackson National Life Insurance Company (“Jackson National Life”), announced that it had entered into a funds withheld coinsurance agreement (the “ Reinsurance Agreement”) with Athene Life Re Ltd. (“Athene”) effective June 1, 2020, to reinsure on 100% quota share basis, a block of Jackson National Life’s in-force fixed and fixed index annuity product liabilities in exchange for $1.2 billion in ceding commissions (the “Athene Reinsurance Transaction”). Upon closing of the transaction, Jackson National Life placed investments with a statutory book value of $25.6 billion, in support of reserves associated with the transaction, into a segregated funds withheld account. The investments are subject to an investment management agreement between Jackson National Life and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene on January 1, 2022. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the Reinsurance Agreement and are not available to settle obligations to general creditors of Jackson National Life. Apollo management fees, which are calculated and paid monthly in arrears, are paid directly from the funds withheld account administered by Athene and were not
80	2023 PROXY STATEMENT

Transparency
material. To further support its obligations under the Reinsurance Agreement, Athene procured $1.2 billion in letters of credit for Jackson National Life’s benefit and established a trust account for Jackson National Life’s benefit, which had a book value of approximately $212 million at December 31, 2022. In September 2020, the post-closing settlement resulted in ceded premium of $6 million and a decrease of $29 million in ceding commission.
Registration Rights Agreement. As stated above, we entered into a Registration Rights Agreement with Prudential and Athene in connection with the demerger. The Registration Rights Agreement provides Athene certain registration rights relating to shares of our common stock held by Athene whereby Athene and its permitted transferees may require us to register under the Securities Act all or any portion of these shares, a so-called “demand registration,” subject to certain limitations. We will not be obligated to effect more than one demand registration in any 90-day period. Athene also has “piggyback” registration rights, such that Athene and its permitted transferees may include their respective shares in any future registrations of our equity securities whenever we propose to register any of our equity securities for our own account.
The Registration Rights Agreement also sets forth customary registration procedures, including an agreement to make management reasonably available to participate in road show presentations in connection with any underwritten offerings. We also agreed to indemnify Athene and its permitted transferees with respect to liabilities resulting from untrue statements or omissions of material facts in any registration statement used in any such registration or any violation by us of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to us, other than untrue statements or omissions resulting from information furnished to us for use in a registration statement by Athene or any permitted transferee.
Letter Agreement. We entered into a Letter Agreement, dated August 6, 2021, with Prudential and Athene in connection with the demerger pursuant to which, Athene (i) has the right to participate in private sales by Prudential of our common stock, (ii) agreed to certain matters in connection with the demerger, and (iii) will, in Prudential’s good faith discretion, have the right to participate in demand registrations requested by Prudential pursuant to the Registration Rights Agreement.
Share Repurchase Agreement. Apollo Global Management, Inc. (“Apollo”) is now also a substantial shareholder, as a result of the January 2022 merger with Athene Holding Ltd., an affiliate of Athene Co-invest Reinsurance 1A Ltd (“Athene”), which became a substantial shareholder of the Company prior to its demerger from Prudential. On March 14, 2022, the Company repurchased 750,000 shares of the Company’s Class A Common Stock from Athene for an aggregate consideration of $28,417,500, or $37.89 per share, pursuant to the provisions of a share repurchase agreement dated as of March 12, 2022. The purchase price was calculated using the average closing share price on the NYSE of the Class A Common Stock for the six-day trading period ending on and including March 10, 2022, less a 2% discount. As of December 31, 2022, Athene retains a 1.9% interest in the Company.
Ordinary Course Business Activities with Other Related Persons
From time to time, we engage in ordinary course business activities with entities or affiliates of entities that are the beneficial owner of more than 5% of our outstanding common stock. For example, we invest general account assets in a variety of Apollo, Fidelity and Vanguard mutual funds, exchange-traded funds (“ETFs”), private placements, and private equities. Further, Jackson National Asset Management LLC’s mutual funds invest in BlackRock and Vanguard ETFs. In addition, Apollo manages, under an investment management agreement, certain funds withheld assets of Jackson National Life. We also engage Fidelity and BlackRock affiliates to serve as a sub-adviser for certain separate account assets of Jackson National Life. Fidelity also serves as the record-keeper on our associate retirement, deferred income, and health savings account plans. Under an investment management agreement, BlackRock Investment Management, LLC provides Jackson National Life investment management services related to certain infrastructure debt transactions. PPM originated a commercial property loan related to an underlying property in which a BlackRock fund had a majority interest. PPM is also party to a master services agreement with BlackRock Financial Management, Inc. related to PPM’s use of Aladdin, an end-to-end system solution for portfolio and order management, analytics, and risk reporting. These ordinary course transactions with our more than 5% holders and their affiliates were arms-length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons.
In addition, certain relationships exist with our executive officers or directors. Hilary Cranmore, a vice president in operations, is the sister-in-law of Laura Prieskorn, Chief Executive Officer and Director. Ms. Cranmore is an employee of the Company. For 2022, Ms. Cranmore received approximately $731,450 in base salary, annual bonus and long-term incentive compensation from the Company, and participated in benefit arrangements generally applicable to similarly-situated associates.
2023 PROXY STATEMENT	81

Transparency
Also, executive officers of the Company may invest their personal funds in funds or other investment vehicles or products that we or one or more of our subsidiaries manage or sponsor in the ordinary course of our business, such as annuities or similar products, on terms and conditions generally available in the marketplace with the same discount extended to all associates of the Company and its subsidiaries. In addition, directors of the Company may invest their personal funds in funds or other investment vehicles or products that we or one or more of our subsidiaries manage or sponsor in the ordinary course of our business, such as annuities or similar products, on the same terms as those extended to third parties in arm’s-length transactions.
Delinquent Section 16(a) Reports
Our executive officers, Directors, persons who beneficially own more than 10% of our common stock and other persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Reporting Persons”) must file reports with the SEC about their ownership of and transactions in our common stock and other securities related to our common stock.
Based solely on our review of those reports and related written representations that no other reports were required to be filed during fiscal 2022, we believe that all Section 16(a) filing requirements applicable to the Reporting Persons were timely met during the year ended December 31, 2022, except that (i) one Form 4 covering one transaction was filed late by Prudential plc, and (ii) due to an inadvertent administrative error, two Forms 4 were filed late for each of Devkumar Ganguly, Bradley Harris, P. Chad Myers, Mark Nerud, Laura L. Prieskorn, Scott Romine, Craig Smith, and Marcia Wadsten, one reporting their receipt of restricted share units based on certification of achievement of performance metrics, and the other reporting the acquisition, vesting, and disposition of those restricted share units settled in cash.
82	2023 PROXY STATEMENT

Questions and Answers
Questions and Answers
Vote at the 2023 Annual Meeting of Shareholders
Proxy Materials
What is the purpose of this proxy statement?
This proxy statement relates to the 2023 Annual Meeting of Shareholders of Jackson, to be held on May 19, 2023, and any adjournment of that meeting to a later date. It contains information to help vote. We sent this proxy statement to you because Jackson’s Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about April 4, 2023.
What does it mean if I receive more than one set of proxy materials?
Receiving multiple sets of proxy-soliciting materials generally means that your Jackson shares are held in different names or in different accounts. You must sign, date, and return all proxy forms to ensure you vote all your shares.
Householding. SEC rules allow a single copy of the proxy materials or the Notice to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.
Because we use the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or Notices and in the future wish to receive only one copy of these materials per household, or (2) a single copy of our proxy materials or Notice and in the future wish to receive separate copies of these materials. Additional copies of our proxy materials are available upon request by writing to: Corporate Secretary, Jackson Financial Inc., 1 Corporate Way, Lansing, MI 48951.
May I revoke my proxy?
Yes. You may revoke your proxy at any time before the meeting. You can do so in one of the following ways:
•
Deliver to Jackson’s Corporate Secretary timely written notice that you are revoking your proxy; or

•
Provide to Jackson another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote during the meeting.

Voting Information
Who is entitled to vote?
Holders of shares of Jackson common stock outstanding on Jackson’s books at the close of business on March 24, 2023, the record date for the meeting, may vote. There were 81,049,492 shares of common stock outstanding on that date.
2023 PROXY STATEMENT	83

Questions and Answers
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?
If your shares are registered directly in your name with Jackson’s transfer agent, Equiniti Trust Company, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction.
If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors and on the non-binding, advisory vote on the compensation of the Company’s Named Executive Officers (“NEOs”).
Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors, on the advisory vote on the compensation of the Company’s NEOs, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?
Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the non-binding, advisory vote on executive compensation, or on any non-routine matters.
Does Jackson have majority voting for the election of Directors?
Yes. As allowed under Delaware law for the election of directors, and as set forth in the Company’s Amended and Restated By-Laws, the election of directors in an uncontested election is to be decided by a majority vote of the Jackson common stock present or represented by proxy and entitled to vote at the Annual Meeting.
What is the voting standard for each Annual Meeting agenda item?
Annual Meeting Agenda Item		Voting Standard	Cumulative Voting?	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Majority Voting	No	None	None
2.	Ratification of Independent Auditor	Majority Voting	No	Same as vote “Against”	N/A
3.	(Non-binding) Advisory Vote on executive compensation	Majority Voting	No	Same as vote “Against”	None
The holders of shares representing a majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of any business that comes before the meeting. Abstentions and broker non-votes are counted as “shares present” for purposes of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
84	2023 PROXY STATEMENT

Questions and Answers
How frequently will Jackson conduct an advisory vote on the compensation of its NEOs?
Upon the voting recommendation of our shareholders at the 2022 annual meeting, the Board of Directors has determined to hold an advisory vote on the compensation of the NEOs (“Say-on-Pay”) at every annual meeting of shareholders. Shareholders have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every 6 years, meaning the next advisory vote on the frequency of the Say-on-Pay vote will occur at Jackson’s 2028 annual meeting.
What if I don’t indicate my voting choices?
If Jackson receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Jackson’s Board. Specifically, your shares will be voted:
•
FOR the election of the nine director nominees;

•
FOR the proposal to ratify the appointment of the independent auditor; and

•
FOR the approval of the non-binding advisory vote on the compensation of the Company’s NEOs.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors and on the non-binding advisory resolution on the compensation of the Company’s NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.
How does discretionary voting apply?
Jackson is unaware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, and you have submitted an unrevoked proxy in the manner described in this proxy statement, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?
A majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote on a matter must be present or represented by proxy at the annual meeting of shareholders to constitute a quorum for consideration of that matter at the meeting. Abstentions and broker non-votes are counted as “shares present” for purposes of determining whether a quorum exists. A quorum is necessary for valid action to be taken at the meeting. Your shares will be present by proxy and count toward the quorum if you give us your proxy by Internet, by telephone, or by signing and returning a proxy form.
Attending the Annual Meeting
Attendance at our Annual Meeting is limited to shareholders of record and beneficial owners of Jackson shares, as of the record date. If you attend the Annual Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license.
•
If you are a shareholder of record, the top half of your proxy card or your Notice of Internet Availability is your admission ticket.

•
If you hold your shares in street name (i.e., the beneficial owner of shares), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

Each shareholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf.
2023 PROXY STATEMENT	85

Questions and Answers
Where can I find the voting results?
We will report the voting results on a Current Report on Form 8-K within 4 business days following the end of our Annual Meeting.
How can I submit a Shareholder Proposal?
Under Rule 14a-8 under the Exchange Act, a shareholder who intends to present a proposal at our 2024 annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting must submit the proposal in writing to our Corporate Secretary at the address on the notice of annual meeting of shareholders accompanying this proxy statement. These proposals must be received no later than December 6, 2023. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.
With respect to shareholder nominees for director election at our 2024 annual meeting and shareholder proposals for consideration at our 2024 annual meeting that are not submitted for inclusion in our proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the shareholder proponent to Jackson in accordance with our Amended and Restated By-Laws. The proponent’s notice must be delivered in writing to our Secretary no earlier than January 20, 2024, and no later than February 19, 2024, and must comply with all applicable provisions of our Amended and Restated By-Laws.
A copy of our Amended and Restated By-Laws is available under Governance in the investor relations section of our website at investors.jackson.com/governance or may be obtained free of charge on written request to the Corporate Secretary at the address on the Notice of 2023 Annual Meeting of Shareholders accompanying this proxy statement.
Information not Incorporated into this Proxy Statement
The information on our website, jackson.com including investors.jackson.com, is not and shall not be deemed to be a part of this proxy statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate it by reference.
86	2023 PROXY STATEMENT

APPENDIX A
APPENDIX A
Definitions and Non-GAAP Financial Measures
Certain of the target metrics used in our incentive programs are based upon financial measures that are not determined in accordance with U.S. GAAP. Although these non-GAAP financial measures should not be considered substitutes for U.S. GAAP measures, our management and Board consider them important performance indicators and have employed them as well as other factors in determining senior management and associate incentive compensation.
We discussed in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2022, certain of the non-GAAP financial measures we use in this proxy statement as listed below. The definitions for these non-GAAP financial measures and how they may be calculated from the most directly comparable U.S. GAAP financial measures, may be found in our Annual Report on Form 10-K for the year ended December 31, 2022.
•
Adjusted Book Value

•
Adjusted Operating Earnings

•
Adjusted Operating Return on Equity (“ROE”)*

•
Pretax Adjusted Operating Earnings

This proxy statement also references other financial measures that our management and Board also consider important performance indicators and have employed, as well as other factors, in determining senior management and associate incentive compensation. These measures and how they are calculated are as follows:
*
Adjusted Operating ROE, as described in our Annual Report on Form 10-K, may, at the Committee’s discretion as provided under our long-term incentive program, be adjusted to include, or not be limited to, situations such as the following:

a.
For given movements in interest rates or equity levels during the prescribed three-year period, the plan sensitivities for impacts on ROE can be used to adjust the planned level for the period. For example, in the event of a down 20% equity movement during the year, the down 20% sensitivity could be applied and the change in ROE could be adjusted accordingly.

b.
For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the Compensation Committee may have the capacity to deem that the hedging impacts were managed appropriately and, in that case, to make discretionary adjustments to the target.

c.
Other examples where the Compensation Committee may consider discretionary adjustments could include regulatory changes impacting RBC requirements, new business investment initiatives, mergers and acquisitions, investment defaults or financial market disruptions. Specifically, within the 2022-24 period, a significant accounting change will come into effect and would be appropriate for consideration for adjustment to targets. U.S. GAAP Long Duration Targeted Improvements (“LDTI”) accounting changes became effective January 1, 2023, and, while targets include placeholder estimates for LDTI impacts, the actual transition impact will be very sensitive to interest rates at fiscal year-end 2022.

Excess Capital Generation is a statutory accounting measure, and is defined as the increase in excess capital, which is total adjusted capital (“TAC”) less 400% of company action level required capital, aligning with section 21 of the National Association of Insurance Commissioners (“NAIC”) Valuation Manual (“VM-21”) calibration. Consistent with statutory accounting requirements, total adjusted capital is defined as Jackson National Life’s statutory capital and surplus, plus asset valuation reserve and 50% of policyholder dividends of Jackson National Life and its subsidiaries. We believe Excess Capital Generation is an important measure of the performance of our business and is a key indicator of financial flexibility and strength.
2023 PROXY STATEMENT	A-1

APPENDIX A
As provided under our Jackson Annual Bonus Program, Excess Capital Generation may, at the Committee’s discretion, be adjusted for the following items:
•
For given movements in interest rates or equity levels during the year, the plan sensitivities for impacts on excess capital generation can be used to adjust the planned level for the year. For example, in the event of a down 20% equity movement during the year, the down 20% sensitivity could be applied and the change in excess capital generation could be adjusted accordingly.

•
For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the year, the Committee may have the capacity to deem that the hedging impacts were managed appropriately and, in that case, to make discretionary adjustments to the excess capital generation target for the year.

•
Other examples where the Committee may consider discretionary adjustments could include regulatory changes impacting RBC requirements, new business investment initiatives, mergers and acquisitions, investment defaults or financial market disruptions.

The Company’s insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile and based on rules published by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.
Financial Leverage Ratio is used to manage our financial flexibility and ensure that we maintain our financial strength ratings. Total financial leverage is the ratio of total debt to the TAC (combined total debt and Adjusted Book Value).
Generation of Net Cash Flow Available to JFI is a financial measure that the Company uses to facilitate an understanding of its ability to generate cash for reinvestment into its business or use in non-mandatory capital actions, such as dividends. We define net cash flow as the sum of cash flows, to or available to, Jackson Financial Inc. from its operating subsidiaries in the form of (i) dividends, (ii) return of capital distributions, (iii) interest payments on intercompany surplus notes, (iv) payments related to expense or tax sharing arrangements, (v) other similar payments, and (vi) unremitted cash in excess of the lower end of the stated target RBC range, less capital contributions to the operating subsidiaries. This measure considers cash flows related to performance in calendar year periods that may take place in the following calendar year (i.e., dividends from operating companies pertain to excess capital development over a calendar year period but are likely to be remitted in the first quarter of the following year to allow for the regulatory approval process). Net Cash Flow Available to JFI is distinct from any JFI capital actions, such as common stock dividends and repurchases, debt reduction payments and mergers and acquisitions.
As provided under the long-term incentive program, Net Cash Flow Available to JFI may, at the Committee’s discretion, be adjusted to include, or not be limited to, situations such as the following:
a.
For given movements in interest rates or equity levels during the 3-year period, the plan sensitivities for impacts on net cash flow available to JFI can be used to adjust the planned level for the period. For example, in the event of a down 20% equity movement during the year, the down 20% sensitivity could be applied and the change in net cash flow available to JFI could be adjusted accordingly.

b.
For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the Committee may have the capacity to deem that the hedging impacts were managed appropriately and, in that case, to make discretionary adjustments to the target.

c.
Other examples where the Committee may consider discretionary adjustments could include regulatory changes impacting RBC requirements, new business investment initiatives, mergers and acquisitions, investment defaults or financial market disruptions. Specifically, within the 2022-24 period, a significant regulatory change is anticipated and would be appropriate for consideration for adjustment to targets. The NAIC is considering changes to the Economic Scenario Generator (ESG) used for Principles-based Reserves and Capital requirements which apply to Jackson’s variable annuity business and would become effective Jan 1, 2024, at the earliest. Targets do not reflect anticipated impacts as details of any proposed changes are not yet available.

Risk-Based Capital requirements are insurance company statutory capital requirements based on rules published by the NAIC. The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under the NAIC requirements, compliance is determined by a ratio of a company’s TAC, calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC.
A-2	2023 PROXY STATEMENT

Jackson Financial Inc.
1 Corporate Way
Lansing, Michigan 48951
www.jackson.com

JACKSON

JACKSON FINANCIAL INC.
1 CORPORATE WAY
LANSING, MI 48951
UNITED STATES

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - Go to **www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 18, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V05242-P86435 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JACKSON FINANCIAL INC.

The Board of Directors recommends you vote FOR each of the 9 nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Lily Fu Claffee	☐	☐	☐
1b. Gregory T. Durant	☐	☐	☐
1c. Steven A. Kandarian	☐	☐	☐
1d. Derek G. Kirkland	☐	☐	☐
1e. Drew E. Lawton	☐	☐	☐
1f. Martin J. Lippert	☐	☐	☐
1g. Russell G. Noles	☐	☐	☐
1h. Laura L. Prieskorn	☐	☐	☐
1i. Esta E. Stecher	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	**For**	**Against**	**Abstain**
2. Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.'s independent auditor for 2023	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3:	**For**	**Against**	**Abstain**
3. Non-binding Advisory Vote to approve executive compensation	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com. V05243-P86435 Jackson Financial Inc.Annual Meeting of ShareholdersMay 19, 2023 11:00 A.M. Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned shareholder(s), revoking all prior proxies given with respect to the Annual Meeting described herein, hereby appoint(s) Laura L. Prieskorn and Andrea Goodrich, and each of them, as proxies, each with the full power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Jackson Financial Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 A.M. Eastern Daylight Time on May 19, 2023, at 1 Corporate Way, Lansing, Michigan, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The undersigned hereby authorizes and instructs each of said proxies to vote in accordance with their best judgment in connection with such other business (including, in the event that any director nominee named in the proxy card is unwilling or unable to serve, the election of any substitute therefor designated by either of said proxies) as may properly come before the Annual Meeting. Continued and to be signed on reverse side